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                   LOAN AND SECURITY AGREEMENT

                       DATED JUNE 30, 1997

                         BY AND BETWEEN
               SHOWBOAT MARINA CASINO PARTNERSHIP,
                 AN INDIANA GENERAL PARTNERSHIP,
                          AS BORROWER,

                               AND

                   FINOVA CAPITAL CORPORATION
                            AS LENDER

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                   LOAN AND SECURITY AGREEMENT

      AGREEMENT, dated as of June 30, 1997, by and between SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana general partnership ("BORROWER"), having its place of business at One Showboat Place, East Chicago, Indiana 46312; and FINOVA CAPITAL CORPORATION, a Delaware corporation ("LENDER"), having a place of business at 95 North Route 17 South, Paramus, New Jersey 07652.

                      W I T N E S S E T H :

      WHEREAS, Borrower has requested Lender to make loans to Borrower and Lender is willing to make such loans to Borrower upon the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

              ARTICLE 1.  DEFINITIONS; CONSTRUCTION

      1.1  CERTAIN DEFINITIONS.

      In addition to other words and terms defined elsewhere in this Agreement, as used herein the following words and terms have the following meanings, respectively, unless the context hereof otherwise clearly requires:

      "ADVANCE" means any advance made hereunder by Lender to Borrower.

      "ADVANCE  TERMINATION  DATE"  means  the  earliest  of  (i)
October 1, 1997 or (ii) the date Advances aggregating an amount equal to the Maximum Loan have been made or (iii) a date mutually agreed upon between Lender and Borrower.

      "AGREEMENT" means this Loan and Security Agreement as amended, modified or supplemented from time to time.

      "BOND PLACEMENT" means the sale of the First Mortgage Notes due 2003 issued under the Indenture.

      "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banking institutions are authorized or obligated to close in New Jersey or Arizona.

      "CLOSING DATE" means the date on which the parties enter into this Agreement and all conditions to the making of the Initial Advance contained in this Agreement and the other Loan

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Documents  have  been  satisfied in Lender's  sole  and  absolute discretion.

      "COLLATERAL" means all assets of Borrower in which Borrower has granted or will grant a Lien to Lender, pursuant to this Agreement or otherwise, including those assets described and defined as Collateral in Section 6.1.

      "CONSTITUENT DOCUMENTS" means the certificate of incorporation, agreement of partnership or limited partnership, organizational agreement, operating agreement, by-laws, or such other similar document pursuant to which Borrower and/or the Guarantors were organized or their affairs are governed.

      "CONVERSION  DATE" means the date, if  any,  on  which  the
outstanding  Advances  automatically  convert  to  a  Term   Loan
pursuant to Section 2.9.2.

      "DEFAULT" means an event which with the giving of notice or the passage of time, or both, would constitute an Event of Default.

      "DELIVERY AND ACCEPTANCE RECEIPT" means a certificate in form and substance satisfactory to Lender pursuant to which Borrower acknowledges delivery of an Item of FF&E to it and receipt and acceptance by it for all purposes.

      "DISBURSEMENT DATE" has the meaning given to  the  term  in
Section 2.5 hereof.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "EVENT OF DEFAULT" means any of the Events of Default described in Section 7.1 hereof.

      "EXECUTIVE OFFICER" means the managing general partner, President, the Chief Executive Officer, or the Chief Financial
Officer of Borrower elected from time to time.

      "FF&E" means all furniture, fixtures and equipment (including but not limited to, kitchen and bar, communication, surveillance, computer and office equipment, furniture fixtures, and other equipment), heretofore or hereafter acquired by Borrower and described in any Request for Advance and financed (or refinanced by reimbursement to Borrower) with the proceeds of the Loan or any Advance and any and all additions thereto, substitutions and replacements of any of the foregoing, wherever

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located.   Each  item of FF&E is hereinafter referred  to  as  an
"Item of FF&E".

      "GAAP" means generally accepted accounting principles in the United States of America (as such principles may change from time to time) applied on a consistent basis (except for changes in application in which Borrower's independent certified public accountants concur), applied both to classification of items and amounts.

      "GAMING COMMISSION" means the Indiana Gaming Commission.

      "GAMING  LICENSE" means the license issued  by  the  Gaming
Commission to Borrower to operate the Vessel as a gaming casino.

      "INDENTURE" means the indenture dated as of March 28,  1996 among  Borrower, SMFC and American Bank National  Association  as
Trustee.

      "INSURANCE LETTER" means the letter from Lender to Borrower agreed to by Borrower dated June 4, 1997 a copy of which is annexed hereto.

      "INTEREST RATE" means the Index Rate plus four and ninety hundredths (4.90%) percent. The "INDEX RATE" shall be the highest yield, as published in THE WALL STREET JOURNAL, on the first (1st) Business Day preceding the Conversion Date, for Treasury Notes having a maturity date on or closest to the Maturity Date. Interest shall be calculated on the basis of a year of 360 days and twelve months of thirty (30) days each and charged on a daily basis.

      "INTERIM INTEREST RATE" The rate of interest publicly announced by Citibank, N.A. ("Citibank") in New York, New York, from time to time as its Prime Rate plus two percent (2%) per annum. The Prime Rate is not intended to be the lowest rate of interest charged by Citibank to its borrowers.

      "ITEM OF FF&E" has the meaning given to the term in the definition of FF&E in this Section 1.1.

      "LAW" means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any government or governmental agency.

      "LEASEHOLD   MORTGAGE"  means   the   Leasehold   Mortgage,
Assignment of Rents and Security Agreement dated as of March  28,
1996  made  by Borrower to American Bank National Association  as
Trustee under the Indenture.

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      "LEGAL  REQUIREMENTS" means any and all present and  future judicial,  and administrative rulings or decisions, and  any  and
all   present   and  future  federal,  state,  and  local   laws,
ordinances, rules, regulations, permits and certificates, in each case, in any way applicable to Borrower (or the ownership or use of the Collateral or its other assets) or this transaction.

      "LIEN" means any mortgage, pledge, lien, security interest (including, without limitation, any preferred ships mortgage, vessel chattel mortgage, conditional sale or other title retention agreement), grant of a leasehold, charge or other encumbrance of any nature whatsoever, and also means the filing of or the agreement to give any financing statement or analogous document under the UCC or analogous law of any jurisdiction.

      "LOAN"   means,  as  of  any  date  of  determination,  the
aggregate amount of all Advances theretofore made hereunder.

      "LOAN DOCUMENTS" means this Agreement, the Requests for Advance, the Note, and any other agreements, instruments and documents required to be, or which are, executed by Borrower in connection with this Agreement or the Loan (as the same may from time to time be amended, modified or supplemented).

      "LP"   means  Showboat Indiana Investment L.P.  an  Indiana
limited partnership.

      "MANAGEMENT AGREEMENT" means the agreement between Borrower and SMP for the management by SMP of Borrower's business and operations.

      "MATURITY  DATE"  has the meaning given  to  that  term  in
Section 2.9.2 hereof.

      "MAXIMUM LOAN" means the maximum aggregate amount to be loaned hereunder not to exceed the lesser of (i) Eleven Million
Dollars ($11,000,000) or (ii) the actual cost to Borrower to acquire the FF&E.

      "NOTE" means the secured promissory note of Borrower executed and delivered under this Agreement, in substantially the form annexed hereto as Exhibit A with the blanks appropriately filled in.

      "OBLIGATIONS" means all of the indebtedness, liabilities and obligations of every kind and nature of Borrower to Lender, whether now existing or hereafter arising, whether or not currently contemplated, howsoever arising, including, without limitation, all indebtedness, liabilities and obligations arising

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under,  in  connection with or evidenced by this  Agreement,  the
Note, the other Loan Documents, or otherwise.

      "OFFICE", when used in connection with Lender, means its office located at 95 North Route 17 South, Paramus, New Jersey
07653, or such other office of Lender as may be designated in writing from time to time by Lender to Borrower.

      "PARTNERSHIP AGREEMENT" means the partnership agreement of the Borrower.

      "PERSON" means an individual, corporation, national banking association, partnership, trust, unincorporated association, joint venture, joint-stock company, government (including political subdivisions), governmental authority or agency, Native American tribe, or any other entity.

      "PLAN" means any employee benefit plan which is covered by ERISA and which is maintained by Borrower or, in the case of a plan to which more than one employer contributes, to which Borrower made contributions at any time within the five plan years preceding the date of termination.

      "PORT" means the port of East Chicago, Indiana.

      "PREMISES" means the Vessel and the related land based support facilities, at the Port to be constructed and operated by Borrower, as a gaming casino from the Port as such facility is more fully described in that certain Redevelopment Project Lease between the City of East Chicago Redevelopment Authority and Showboat Marina Partnership dated October 19, 1995 as subsequently assigned to Borrower.

      "REQUEST FOR ADVANCE" means a Request for Advance in the form of Exhibit B annexed hereto.

      "SHIP MORTGAGES" means collectively the First Preferred Ship Mortgage on the Vessel made by Borrower in favor of American Bank National Association, as Trustee under the Indenture dated as of April 9, 1997 and the First Preferred Ship Mortgage on the Vessel made by Borrower in favor of PDS Financial Corporation dated as of February 21, 1997 as subsequently assigned to Donaldson, Lufkin and Jenrette Securities Corporation.

      "SHOWBOAT" means Showboat Inc. a Nevada corporation.

      "SHOWBOAT  ENTITIES"  means  Borrower,  SMP,  LP,  Showboat
Operating Company, Showboat Indiana, Inc., Showboat Development

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Company,  SOC,  Showboat and any present and  future  wholly  and partially owned subsidiary or affiliate of any of the foregoing.

      "SMFC"   Showboat  Marine  Finance  Corporation  a   Nevada
corporation.

      "SMP" means Showboat Marina Partnership an Indiana general partnership owned 45% by Waterfront and 55% by Showboat Operating
Company.

      "SUBORDINATION AGREEMENTS" means the intercreditor and subordination agreements in the form of Exhibit D hereto.

      "TERM" means the period beginning on the Conversion Date and ending on the Maturity Date.

      "UCC" means the Uniform Commercial Code as adopted in the State of Arizona.

      "VESSEL" means that certain vessel called M/V Showboat, Official Number 1052579.

      "VESSEL CHATTEL MORTGAGE" means the vessel chattel mortgage executed by Borrower in favor of Lender in substantially the form annexed hereto as Exhibit C with the blanks appropriately completed.

      "WATERFRONT"     means    Waterfront    Entertainment   and
Development, Inc. an Indiana corporation.

      1.2  GENERAL INTERPRETIVE PRINCIPLES.

      For   purposes  of  this  Agreement,  except  as  otherwise
expressly   provided  herein  or  unless  the  context  otherwise
requires:

         (i)    any   pronoun used shall be deemed to cover  both
gender forms as well as the neuter form;

         (ii) all references to the plural shall include the singular, the singular the plural and the part the whole;

         (iii) the word "or" has the inclusive meaning frequently identified by the phrase "and/or";

         (iv) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

         (v) the words "herein", "hereunder" and "hereof" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement;

         (vi)   references   herein   to  "Articles", "Sections",
"Subsections", "Paragraphs", and other subdivisions without

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reference  to  a  document are to designated Articles,  Sections,
Subsections, Paragraphs and other subdivisions of this Agreement;

         (vii) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         (viii) the term "include" or "including" shall mean, without limitation, by reason of enumeration; and

         (ix) the term "satisfactory to Lender" or "satisfaction of the Lender" or "satisfactory to counsel" or other similar terms means satisfactory to Lender or its counsel in its sole and absolute discretion.

                      ARTICLE 2. THE CREDIT

      2.1  THE LOAN.

      Subject to the terms and conditions and relying upon the representations and warranties herein set forth, Lender agrees to make a Loan to Borrower in a principal amount of up to the Maximum Loan.

      2.2  USE OF PROCEEDS.

      The proceeds of the Advances shall be used by Borrower solely to pay suppliers (each, a "Supplier" and collectively, the "Suppliers") for the purchase and installation of non-gaming Items of FF&E acceptable to Lender in its sole and absolute discretion or reimburse Borrower for the payments made by Borrower to Suppliers for such non-gaming Items of FF&E acceptable to Lender in its sole and absolute discretion purchased by Borrower, all for and used specifically in or on the Premises, and all pursuant to and in accordance with the terms of the purchase agreements between Borrower and the Suppliers, each satisfactory to Lender.

      2.3  THE NOTE.

      The obligation of Borrower to repay the Loan and to pay interest thereon shall be evidenced by the Note. The Note shall be dated the Closing Date and shall be executed by Borrower and delivered to Lender on the Closing Date.

      2.4  ADVANCES.

      Lender agrees, on the terms and subject to the conditions set forth herein, to make Advances to Borrower from time to time on or prior to the Advance Termination Date so long as the total Advances do not exceed the Maximum Loan and no Event of Default has occurred; and Borrower agrees, on the terms and subject to the conditions set forth herein, to accept such Advances from

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Lender  and  apply  them in accordance with  the  terms  of  this
Agreement; PROVIDED, HOWEVER, that Lender shall not be obligated to make any Advance hereunder on or after October 1, 1997.

      2.5  REQUESTS FOR ADVANCES.

      Borrower shall, not later than the fifth Business Day next preceding the date of any requested Advance, submit to Lender a Request for Advance, setting forth (a) the date requested for such Advance, which date shall be a Business Day, (b) the amount of the requested Advance, which amount shall not be less than One Million Dollars ($1,000,000), (c) the use of proceeds from the Advance requested, (d) a description of the Items of FF&E (which such Items of FF&E to be eligible for an Advance must be acceptable to FINOVA in its sole and absolute discretion) and FF&E costs to be paid with the Advance, (e) the Suppliers requested to be paid with the proceeds of such Advance and their addresses, and (f) all other information set forth on the Request for Advance or as otherwise requested by Lender. The submission of each Request for Advance shall constitute Borrower's irrevocable commitment to borrow such amount. The date each Advance is made is the "Disbursement Date". In addition, as a precondition to making any Advance hereunder, Lender may, in its sole and absolute discretion, require that each Request for Advance indicate the payee(s) to be paid with the proceeds of such Advance and be accompanied by such requisitions, certificates, releases and waivers of liens, approvals and supporting invoices, copies of agreements with the Suppliers to be paid, bills or other documents, in each case, in form and substance and from such Person or Persons as are reasonably satisfactory to Lender.

      2.6  DISBURSEMENTS.

      Subject to the conditions set forth herein, Lender shall, on each Disbursement Date, credit, by wire transfer, the amount of the Advance to be made to the account of Borrower or the Person or Persons specified by Borrower in writing pursuant to Section 2.5 hereof.

      2.7  LOAN ACCOUNT.

      Lender shall maintain a loan account on its books in the name of Borrower for the Loan in which will be recorded all
Advances made by Lender, all payments of principal thereof and all accruals and payments of interest thereon. The entries in the loan account (in the absence of manifest error in the making thereof) shall be conclusive evidence of the outstanding principal thereof and accrued interest thereon from time to time. Lender shall provide Borrower with statements of said account from time to time on request.

      2.8  INTEREST RATES.

           2.8.1 INTEREST PRIOR TO MATURITY. During the period between the making of an Advance and the Conversion Date, Advances shall bear interest at the Interim Interest Rate. Thereafter (subject to the provisions of Section 2.8.2 hereof),

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the  unpaid  principal amount of the Loan shall bear interest  at the Interest Rate.

           2.8.2 INTEREST AFTER MATURITY. Commencing with the day after the principal amount of any part of the Loan shall have become due and payable (by acceleration or otherwise), such part of the Loan or the entire Loan (as the case may be) shall bear interest at the daily rate of four percent (4%) per annum above the then applicable Interim Interest Rate or Interest Rate (as the case may be) (the "Default Rate").

           2.8.3 MAXIMUM RATE. Lender and Borrower intend the Loan Documents to comply in all respects with all provisions of Law and not to violate, in any way, any legal limitations on interest charges. Accordingly, if, for any reason, Borrower is required to pay, or has paid, interest at a rate in excess of the highest rate of interest which may be charged by Lender or which Borrower may legally contract to pay under applicable law (the "Maximum Rate"), then the Interim Interest Rate or the Interest Rate (as the case may be) shall be deemed to be reduced, automatically and immediately, to the Maximum Rate, and interest payable hereunder shall be computed and paid at the Maximum Rate and the portion of all prior payments of interest in excess of the Maximum Rate shall be deemed to have been prepayments of the outstanding principal of the Loan and applied to the installments in the inverse order of their maturities.

      2.9  PAYMENTS.

           2.9.1 TIME; PLACE; MANNER. All payments to be made in respect of principal, interest, or other amounts due from Borrower hereunder or under the Note shall become due at 12:00 o'clock noon, New Jersey time, on the day when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Such payments shall be made to Lender in lawful money of the United States of America in immediately available funds.

           2.9.2 PAYMENTS OF PRINCIPAL AND INTEREST. Prior to the Conversion Date, Borrower shall pay interest only on the Advances, at the Interim Interest Rate, in arrears, on the first day of each month and on the Conversion Date. Provided that there is no Default or Event of Default hereunder or under the other Loan Documents, Borrower has faithfully observed all of the terms and conditions hereunder and under the other Loan Documents and there has been no material adverse change in the business, operations or financial condition of Borrower or the Collateral, the Advances outstanding as of the Advance Termination Date shall automatically convert to a term Loan and shall be repaid to Lender as follows: if the Conversion Date is not the first day of a month, Borrower shall pay, on the first day of the month immediately succeeding the month in which the Conversion Date occurs, interest only at the Interest Rate from the Conversion Date to the last day of the month in which the Conversion Date occurs; thereafter, Borrower shall make thirty-six (36) consecutive equal monthly payments of principal and interest each in an amount which will fully amortize the Loan at the Interest Rate over such thirty-six (36) month period (the date upon which the thirty-sixth (36th) consecutive equal monthly payment of principal and interest is due is herein referred to as the "Maturity Date") commencing on the first day of the second month succeeding the Conversion Date, provided, however, that if the Conversion Date is the first day of a month, payments of principal and interest shall commence on the first day of the immediately succeeding month. Lender shall compute the amount of each payment and advise Borrower of such amount. Each monthly payment shall be applied, first to fees, costs and charges, if any, owing to Lender, then to interest as may be due hereunder, and the balance of such payment shall be applied to the principal balance of the Loan. The entire unpaid principal balance which was not payable earlier, whether due to regularly scheduled payments, acceleration or otherwise, together with any unpaid interest, fees, costs and charges shall be due and payable on the Maturity Date. After the maturity of all or any part of the Loan (by acceleration or otherwise), interest on the Loan or such part thereof shall be due and payable at the Default Rate on demand.

           2.9.3 NET PAYMENTS. All payments hereunder and under the Note shall be made by Borrower to Lender without defense, set-off, claim or counterclaim and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges or withholdings whatsoever imposed, assessed, levied or collected by or for the benefit of any jurisdiction or taxing authority. In addition, Borrower shall pay any and all taxes (stamp or otherwise) payable or determined to be payable in connection with the execution and delivery of this Agreement, the Note, and the other Loan Documents and on all payments to be made by Borrower hereunder and under the Note and the other Loan Documents (other than the Lender's income taxes) and all taxes payable in connection with or related to the Collateral.

      2.10 PREPAYMENTS.

      Borrower shall not have the right to voluntarily prepay any outstanding Advance or the Loan, in whole or in part.

      2.11 ADMINISTRATIVE COSTS.

      If Borrower shall fail to make any payment of principal or interest within ten (10) days after the same is due, Borrower shall pay a late charge of five percent (5%) of the unpaid amounts, but in no event greater than the maximum rate permitted by law, and such amount shall be payable upon demand. Such payment is not interest for the use of money, but is solely to cover Lender's administrative costs occasioned by such delay.

           ARTICLE 3.  REPRESENTATIONS AND WARRANTIES

      BORROWER REPRESENTS AND WARRANTS TO LENDER THAT:

      3.1  ORGANIZATION AND QUALIFICATION.

          (a) Borrower is duly organized and validly existing as a general partnership under the Laws of the State of Indiana with full power and authority to own its properties and to transact its business as now transacted and as contemplated to be transacted. The general partner(s) executing this Agreement on behalf of Borrower which are general or limited partnerships are duly organized and validly existing as general or limited partner ships (as the case may be), and the limited partnerships are in good standing under the Laws of the State of their formation with full power and authority to own their properties and to transact their businesses as are now transacted and as contemplated to be transacted. Borrower is qualified and in good standing to transact business in each jurisdiction where the ownership of its properties or the transaction of its business requires such qualification.

          (b) The general partner(s) executing this Agreement on behalf of Borrower which are corporations are duly organized, validly existing and in good standing as corporations under the Laws of the State of their incorporation with full power and authority to own their properties and to transact their businesses as now transacted and as contemplated to be transacted. The general partner(s) are qualified and in good standing to transact business in each jurisdiction where the ownership of their properties or the transaction of their businesses require such qualification.

      3.2  AUTHORITY AND AUTHORIZATION.

          (a) Borrower has full power and authority to execute, deliver and carry out the provisions of this Agreement, the Note and the other Loan Documents to which it is a party, to borrow hereunder and under the other Loan Documents and to create the Liens provided for herein, and to perform its obligations hereunder and thereunder, and all such action has been duly and validly authorized by all necessary proceedings on its part.

          (b) The general partner(s) executing this Agreement on behalf of Borrower have full power and authority to execute and deliver this Agreement and the other Loan Documents on behalf of Borrower and all such action has been duly and validly authorized by all necessary proceedings on its/their part.

      3.3  EXECUTION AND BINDING EFFECT.

      This Agreement, the Note and the other Loan Documents executed by Borrower have been duly and validly executed and delivered by Borrower and constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their respective terms.

      3.4  AUTHORIZATIONS AND FILINGS.

      Except for the filing of UCC financing statements, no authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any governmental authority is or will be necessary or advisable in connection with the execution and delivery of this Agreement, the Note, the other Loan Documents or the consummation by Borrower of the transactions herein and therein contemplated, or performance by Borrower of or compliance by Borrower with, the terms and conditions hereof or thereof.

      3.5  ABSENCE OF CONFLICTS.

      Neither the execution and delivery of this Agreement, the Note, or the other Loan Documents, nor consummation of the transactions herein or therein contemplated nor performance of, or compliance with the terms and conditions hereof or thereof will (a) result in any violation or breach of (i) the provisions of Borrower's Constituent Documents, or (ii) any Law, or the order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower, or any of its properties, or (iii) any agreement, bond, note, instrument or indenture to which Borrower is a party or pursuant to which any of its properties are affected, or (b) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of Borrower, except for the Lien created by this Agreement.

      3.6  FINANCIAL STATEMENTS.

      Borrower has heretofore furnished to Lender certain financial statements and related financial information ("Financial Statements"). Such Financial Statements (including the notes thereto) present fairly the financial condition of Borrower as of the dates of the balance sheets contained therein, and the results of its operations for the periods then ended, all in conformity with GAAP on a basis consistent with that of Financial Statements for corresponding prior periods. Except as disclosed therein, Borrower has no material contingent liabilities (including liabilities for taxes), unusual forward or long-term commitments or unrealized or anticipated losses from unfavorable commitments.

      3.7  NO DEFAULTS.

      There  is  no  Default or Event of Default under  the  Loan
Documents.

      3.8  LITIGATION.

      There is no pending or threatened claim or proceeding by or before any court or governmental agency against or affecting Borrower which, if adversely decided would have a material adverse effect on the business, operations or financial condition of Borrower or on the ability of Borrower to perform its obligations under this Agreement, the Note or the other Loan Documents or on the Collateral.

      3.9  TITLE TO COLLATERAL.

      At the time each Advance is made, Borrower will have good title to the FF&E described on the applicable Request for Advance, or will acquire good title thereto upon the disbursement of the proceeds of the Advance, subject to no Lien covering the Collateral other than the Liens held by Lender which are and will be first perfected Liens covering the Collateral.

      3.10 TITLE TO PROPERTY.

      Borrower has good title to all property owned by it, including all of the Collateral and other properties reflected in the most recent balance sheet referred to in Section 3.6 hereof (except as sold or otherwise disposed of in the ordinary course of business), subject to no Lien other than the Liens held by Lender covering the Collateral which are first perfected Liens on the Collateral, preferred maritime liens (which Borrower has agreed as more fully set forth herein will be discharged by filing of the appropriate satisfaction or release instrument or other required payment or filing within thirty (30) days of the creation of said lien) and liens created by the Ship Mortgages. There are no preferred maritime liens affecting the Collateral or the Vessel except for possible preferred maritime liens arising in the ordinary course of business which relate to amounts owed by Borrower for which Borrower is not delinquent in payment.

      3.11 TITLE TO VESSEL.

      Borrower has good title to the Vessel subject to no Liens other than the Ship Mortgages.

      3.12 TAXES.

      All tax returns required to be filed by Borrower have been properly prepared, executed and filed. All taxes, assessments, fees and other governmental charges upon Borrower or upon any of its properties, incomes, sales or franchises which are due and payable have been paid.

      3.13 FINANCIAL ACCOUNTING PRACTICES.

      Borrower makes and keeps books, records and accounts which, in reasonable detail, accurately and fairly reflect Borrower's transactions and dispositions of its assets.

      3.14 POWER TO CARRY ON BUSINESS.

      Borrower has all requisite power and authority to own and operate its properties and to carry on its businesses as now conducted and as presently planned to be conducted.

      3.15 NO MATERIAL ADVERSE CHANGE.

      Since the date of the Financial Statements referred  to  in
Section 3.6, there has been no material adverse change in the business, operations or financial condition of Borrower or the Collateral.

      3.16 COMPLIANCE WITH LAWS.

      Borrower is not in violation of any Law, except for vio lations which in the aggregate do not have a material adverse effect on the business, operations or financial condition of Borrower or on the Collateral.

      3.17 COMPLIANCE WITH AGREEMENTS.

      Borrower is not and will not as a result of executing and delivering this Agreement and the documents related hereto or as a result of consummation of the transaction contemplated herein or therein be in default under any agreement, bond, note, indenture or contract, including, without limitation, the Indenture, the First Mortgage Notes due 2003 issued under the Indenture or the Leasehold Mortgage except for defaults which in the aggregate do not have a material adverse effect on the business, operations or financial condition of Borrower or on the Collateral.

      3.18 ACCURATE AND COMPLETE DISCLOSURE.

      No representation or warranty made by Borrower in this Agreement and no statement made by Borrower in the Financial Statements furnished pursuant to Section 3.6 hereof or otherwise, or any certificate, report, exhibit or document furnished by Borrower to Lender pursuant to or in connection with this Agreement or the Loan is false or misleading in any material respect (including by omission of material information necessary to make such representation, warranty or statement not misleading).

      3.19 REGULATIONS G AND U.

      Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying "margin stock", as such term is used in Regulations G or U promulgated by the Board of Governors of the Federal Reserve System as amended from time to time. No part of the proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any "margin stock". Borrower does not own any "margin stock".

      3.20 PERFECTION.

      Except for the filings under Article 9 of the UCC specified in Section 4.7 hereof (and continuation statements at periodic intervals), and filing of the Vessel Chattel Mortgage with the United States Coast Guard no further filing or recording is necessary under the UCC or under any other Laws of any jurisdiction, in order to perfect in all applicable jurisdictions the Liens of Lender in the Collateral. Upon such filings, Lender will be granted a first perfected Lien covering the Collateral. There are no other Liens covering or which may cover the Collateral other than liens in favor of the Trustee under the Indenture, preferred maritime liens with respect to amounts owed by Borrower in the ordinary course of business for which Borrower is not delinquent in payment and possible liens of the Trustee and PDS Financial Corp. or its successors or assigns pursuant to the Ship Mortgages (which liens are subject to the Subordination Agreements).

      3.21 PLACE OF BUSINESS.

      Both the place of business (or chief executive office if there is more than one place of business) of Borrower and the place where it keeps its records concerning the Collateral and all of its interest in, to and under this Agreement are located at the address set forth at the beginning of this Agreement.

      3.22 LOCATION OF COLLATERAL.

      For all purposes, including, without limitation, perfection of security interests therein under Article 9 of the UCC, the Collateral is deemed located and at all times shall be located at the Premises.

                ARTICLE 4.  CONDITIONS OF LENDING

      The obligation of Lender to make the Loan and each Advance hereunder is subject to the accuracy in all material respects, as of the date hereof and each Disbursement Date, of the representations and warranties herein contained, to the performance by Borrower of its obligations to be performed hereunder on or before such Disbursement Date and to the satisfaction of the following further conditions. If all conditions contained herein are not satisfied and the first Advance is not made by July 1, 1997, Lender shall have no obligation whatsoever to make any Advance and shall have no liability for its refusal to do so.

      4.1  REPRESENTATIONS AND WARRANTIES.

      The representations and warranties contained in Article 3 hereof are true as of the date hereof and shall be true on the Closing Date and on and as of each Disbursement Date with the same effect as if made on and as of such date, and on such dates no Default or Event of Default shall have occurred and be continuing or exist or shall occur or exist after giving effect to the Loan or any Advance.

      4.2  BORROWER'S CERTIFICATE.

      On the Closing Date, Borrower shall deliver to Lender a certificate in form and substance satisfactory to Lender, dated the Closing Date, signed by a duly authorized representative of Borrower, certifying as to (a) true copies of the Constituent Documents of Borrower, all as in effect on such date, (b) true copies of all action taken by Borrower relative to this Agreement, the Note and the other Loan Documents, and (c) the names, true signatures and incumbency of the general partners, authorized representatives, officer or officers of Borrower authorized to execute and deliver this Agreement, the Note and the other Loan Documents on behalf of Borrower (and Lender may conclusively rely on such certificate unless and until a later certificate revising the prior certificate has been furnished to Lender). Borrower shall also deliver to Lender good standing certificates for the managing general partners of Borrower issued by the respective Secretarys' of State of the State of formation of each such entity and each state in which each such entity is required by Law to be qualified.

      4.3  OPINION OF COUNSEL.

      On the Closing Date, Lender shall have received a favorable written opinion of counsel for Borrower dated the Closing Date and in form and substance satisfactory to Lender and its counsel, Winick & Rich, P.C.

      4.4  NO CHANGE OF LAW OR FACTS.

      No change shall have occurred after the date of execution and delivery of this Agreement in applicable Law or regulations thereunder or interpretations thereof by appropriate regulatory authorities which, in the opinion of Lender or its counsel, would make it illegal for Lender to acquire the Note, make an Advance, or otherwise to participate in the Loan, nor shall any facts come to the attention of Lender, concerning Borrower, its general partners, its business or financial condition which, in the opinion of Lender would increase the risk to Lender of repayment of the Loan by Borrower.

      4.5  DOCUMENTS.

      The following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto, shall be in form and substance satisfactory to Lender and its counsel and shall be in full force and effect on the Closing Date and on each Disbursement Date, and an executed counterpart of each thereof shall have been delivered to Lender and its counsel:

          4.5.1     this Agreement;

          4.5.2     the Note;

          4.5.3     the Insurance Letter;

          4.5.4     the Vessel Chattel Mortgage;

          4.5.5 a Request for Advance completed in accordance herewith;

          4.5.6     insurance certificates or policies of
                    insurance evidencing the coverages required by Section 5.3 hereof;

          4.5.7     the Management Agreement;

          4.5.8     the Subordination Agreements;

          4.5.9     the Partnership Agreement; and

          4.5.10    the other Loan Documents.

      4.6  FF&E.

      With each Request for Advance, Borrower shall provide to Lender a complete description of each item of FF&E the cost of which will be paid with the proceeds of the Advance. Lender may reject any such item of FF&E, in which case, Borrower may substitute other FF&E acceptable to Lender or reduce the amount of the Advance requested, subject to the limitation contained in
Section 2.5(b) hereof.

      4.7  FINANCING STATEMENTS.

      On the Closing Date and prior to each Advance, a Vessel Chattel Mortgage and UCC financing statements covering the security interest created by this Agreement in the FF&E described in such Request for Advance shall have been duly filed in the office of the Secretary of State of the State where the FF&E is located with respect to the financing statements and with the United States Coast Guard in Falling Waters, West Virginia with respect to the Vessel Chattel Mortgage and in all other places as, in the opinion of Lender, or its counsel, are necessary or desirable to perfect such Liens.

      4.8  LICENSES AND PERMITS.

      All appropriate action shall have been taken prior to the Closing Date in order to permit consummation of the transactions contemplated herein and hereby and enforcement of all of the terms hereof and thereof, and all licenses, permits, waivers, exemptions, authorizations and approvals required (or, in the opinion of Lender or its counsel, advisable) to be in effect on the Closing Date including, without limitation, those in connection with the business and operations of Borrower shall have been issued and shall be in full force and effect on such date, and copies thereof shall have been delivered to Lender. On or prior to the Closing Date, Lender shall have been satisfied that no licenses, permits or approvals (other than Lender's current business licenses) are required to permit consideration or consummation of the transaction contemplated hereby or the exercise by Lender of any rights or remedies pursuant hereto.

      4.9  EQUITY INVESTMENTS AND OTHER FINANCING.

      On or prior to the Closing Date Lender shall have received evidence satisfactory to Lender that (i) $39,000,000 of equity was invested in Borrower and (ii) Borrower obtained no less than $140,000,000 from the Bond Placement (less underwriting expenses actually incurred by Borrower in connection with the Bond Placement).

      4.10 SUBORDINATE SHIP MORTGAGES.

      On or prior to the Closing Date, Lender shall have obtained evidence and documentation satisfactory to Lender that the Lien of the Ship Mortgages is subject and subordinate in all respects to any present or future Lien of Borrower in the Collateral.

      4.11 OTHER MATTERS.

           4.11.1 Lender shall have received all other agreements, instruments, certificates, projections, waivers, releases, searches, terminations, reports, confirmations, agreements with Suppliers, evidence of payment of obligations, evidence of ownership of the Collateral, debt and lien subordination agreements and other documents as Lender or its counsel shall have requested (each in form and substance satisfactory to the Lender and its counsel), including, without limitation, lien waivers, consents, approvals, authorization to date documents, casualty and liability insurance policies and endorsements related thereto, appraisals, financial statements and other financial information.

           4.11.2 There shall have occurred no Default or Event of Default.

           4.11.3 All legal matters incident to the Loan shall be satisfactory to Lender and its counsel.

                      ARTICLE 5.  COVENANTS

      Borrower covenants that from and after the date hereof and until payment in full of the Note and interest thereon and all other amounts due from Borrower hereunder or under the Note or the other Loan Documents, unless Lender shall otherwise consent in writing:

      5.1  REPORTING AND INFORMATION REQUIREMENTS.

           5.1.1 ANNUAL FINANCIAL STATEMENTS. As soon as practicable, and in any event within one hundred five (105) days after the close of each fiscal year of Borrower, Borrower shall furnish or cause to be furnished to Lender the annual report for such year, including statements of income, retained earnings and changes in financial position of Borrower for such fiscal year and a balance sheet of Borrower as of the close of such fiscal year, and notes to each, all in reasonable detail, setting forth in comparative form the corresponding figures for the preceding fiscal year where such presentation is appropriate under GAAP certified by the Chief Financial Officer of Borrower.

           5.1.2     QUARTERLY FINANCIAL STATEMENTS. Within sixty
(60) days after the end of each of the first three fiscal quarters of each fiscal year, Borrower shall furnish to Lender a copy of its interim financial statements of the type described in
Section 5.1.1 above, certified by the Chief Financial Officer of Borrower.

           5.1.3 FURTHER REQUESTS. Borrower will promptly furnish to Lender such other information (financial or otherwise) concerning Borrower, its assets or the Collateral in such form as Lender may reasonably request.

           5.1.4 COMPLIANCE CERTIFICATES. At the same time Borrower delivers the financial statements required under the provisions of paragraphs 5.1.1 and 5.1.2, Borrower shall furnish to Lender a certificate of its Chief Financial Officer to the effect that Borrower is in compliance with the representation, warranties and covenants set forth in the Loan Documents and that no Default or Event of Default exists, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement.

           5.1.5     (intentionally left blank)

           5.1.6 NOTICE OF EVENT OF DEFAULT. Promptly upon becoming aware of any Default or Event of Default, Borrower shall give Lender notice thereof, together with a written statement of a Chief Executive Officer of Borrower setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by Borrower.

           5.1.7 NOTICE OF MATERIAL ADVERSE CHANGE. Promptly upon becoming aware thereof Borrower shall give Lender written notice about any material adverse change in the business, operations or financial condition of Borrower or on the
Collateral or on the ability of Borrower or any Guarantor to perform their obligations under this Agreement, the Note or the other Loan Documents.

           5.1.8 NOTICE OF MATERIAL PROCEEDINGS. Promptly upon becoming aware thereof Borrower shall give Lender written notice of the commencement, existence or threat of any proceeding by or before any court or administrative agency against or affecting Borrower, or the Collateral which, if adversely decided, would have a material adverse effect on the business, operations or financial condition of Borrower or on the ability of Borrower to perform its obligations under this Agreement, the Note or the other Loan Documents or on the Collateral.

           5.1.9 VISITATION. Borrower shall permit such persons as Lender may designate to visit and inspect the Collateral and to examine the books and records of Borrower and take copies and extracts therefrom, and to discuss its affairs with officers of Borrower and its independent accountants, at such reasonable times and as often as Lender may reasonably request.

      5.2  PRESERVATION OF EXISTENCE AND FRANCHISES.

           5.2.1      Borrower  shall not enter into any  merger,
reorganization  or  consolidation,  or  wind  up,  liquidate   or
dissolve, nor agree to do any of the foregoing.

           5.2.2 Borrower will qualify to do business and will remain in good standing under the laws of each jurisdiction in which it is required to be qualified by reason of the location of the properties owned or leased by it or the conduct of its business.

           5.2.3 Borrower will comply with all Laws relative to the conduct of its business or the location of the properties owned or leased by it, the non-compliance with which could have a material adverse effect on the business, operations, assets or financial or other condition of the Borrower, as contemplated hereby, or the ability of Borrower to perform its obligations under this Agreement, the Note, or the other Loan Documents and will obtain or cause to be obtained as promptly as possible any permit, license, consent, privilege or approval of any governmental authority and make any filing or registration therewith which at the time shall be required with respect to the performance of its obligations under this Agreement, the Note or the other Loan Documents or for the operation of its business as presently conducted or as contemplated by it.

           5.2.4 Borrower shall not (a) convey, assign, sell, mortgage, encumber, pledge, hypothecate, grant a security interest in, grant options with respect to, lease or otherwise dispose of all or any part of any legal or beneficial interest in any part or all of the Collateral or any interest therein; or (b) directly or indirectly sell, assign, lease or otherwise dispose of or permit the sale, assignment or other disposition of (i) any legal or beneficial interest in the stock or other ownership interest of any corporation or other entity which is either Borrower or is a beneficial owner of all or part of Borrower or of the Collateral or (ii) any legal or beneficial interest in Borrower if Borrower is a limited or general partnership, joint venture, tenancy in common or tenancy by the entirety, limited liability company or other type of entity; or (c) and Guarantors shall not, convey, assign, transfer or otherwise dispose of a material portion of its assets (other than the Collateral, the prohibition on transfer of which is governed by subparagraph (a) above).

           5.2.5 Without limiting anything in the foregoing, Borrower further covenants and agrees that in the event there arises any preferred maritime lien(s) which affects, directly or indirectly, the Collateral and/or the Vessel, Borrower shall not permit such lien(s) to exist or permit a notice of lien to be on file or of record for more than thirty (30) days after the creation of said lien(s). In connection with the foregoing, Borrower shall cause all satisfaction and/or release instruments to be filed or recorded in the appropriate offices with the appropriate parties in order to discharge such liens of record or otherwise.

      5.3  INSURANCE.

      Borrower shall, at its own expense, maintain and deliver evidence to Lender of such insurance required by Lender, written by insurers and in amounts satisfactory to Lender including all insurance required by the Insurance Letter.

      5.4  MAINTENANCE OF PROPERTIES.

      Borrower shall maintain or cause to be maintained in good repair, working order and condition the properties now or hereafter owned, leased or otherwise possessed by it, including the Collateral and the Premises, and shall make or cause to be made all needed and proper repairs, renewals, replacements and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

      5.5  PAYMENT OF TAXES AND OTHER POTENTIAL CHARGES.

      Borrower shall pay or discharge

           5.5.1 all taxes, assessments and other governmental charges or levies imposed upon it or any of its properties, including the Collateral, or income (including such as may arise under ERISA or any similar provision of law), on or prior to the date on which penalties attach thereto,

           5.5.2 all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords, suppliers, artisans, employees, and other like Persons which, if unpaid, might result in the creation of a Lien upon any such property or the Vessel, on or prior to the date when due;

           5.5.3     all other Liens other than Liens in favor of
Lender  and  the  Ship Mortgages whether recorded or  unrecorded,
imposed  upon  it  or  any  of  its  properties,  including   the
Collateral.

PROVIDED, that unless and until foreclosure, distraint, levy, sale or similar proceedings shall have been commenced, Borrower need not pay or discharge any such tax, assessment, charge, levy, claim or current liability so long as (i) the validity thereof is contested in good faith and by appropriate proceedings diligently pursued, (ii) in Lender's sole judgment there is no reasonably foreseeable risk of forfeiture of the Collateral, and (iii) such reserves or other appropriate provisions as may be required by GAAP shall have been made therefor, and so long as such failure to pay or discharge does not have a material adverse effect on the business, operations or financial condition of Borrower.

      5.6  FINANCIAL ACCOUNTING PRACTICES.

      Borrower shall make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its business, including all transactions and dispositions of its assets, all prepared in accordance with GAAP. Lender and/or its agents shall have the right to review the books and records of Borrower and to photocopy the same and to make excerpts therefrom, at all reasonable times and upon reasonable notice and as often as Lender may reasonably request.

      5.7  COMPLIANCE WITH LAWS AND LEGAL REQUIREMENTS.

      Borrower shall comply with all applicable Laws and Legal Requirements in all respects, PROVIDED, that Borrower shall not be deemed to be in violation of this Section 5.7 as a result of any failures to comply which would not result in fines, penalties, injunctive relief or other civil or criminal liabilities which, in the aggregate, would not materially affect the business or operations of Borrower or the ability of Borrower to perform its obligations under this Agreement, the Note or the other Loan Documents or the Collateral.

      5.8 MATERIAL OBLIGATIONS. Borrower shall pay and satisfy, when due, all material liabilities and obligations, including, without limitation, all obligations under all leases (real or personal property) to which it is a party.

      5.9  MAINTENANCE OF COLLATERAL AND PREMISES.

      Borrower will maintain and preserve the Collateral and the Premises in good condition, repair and working order, promptly repairing, replacing or rebuilding any part of the Collateral or the Premises which may be destroyed by any casualty, or become damaged, worn or dilapidated.

      5.10 MAINTENANCE OF PRINCIPAL PLACE OF BUSINESS.

      Borrower shall maintain and keep its principal place of business and chief executive office at the address set forth at the beginning of this Agreement, and at no other location without giving Lender at least thirty (30) days prior written notice of any move. Borrower shall maintain and keep its records at such address and at no other location without giving Lender at least thirty (30) days prior written notice of any move.


      5.11 FURTHER ASSURANCES.

      Borrower shall cause to be done, executed, acknowledged and delivered all and every such further act, conveyance and assurance as Lender shall require for accomplishing the purposes of this Agreement, the Note and the other Loan Documents. Borrower will defend and protect its title with respect to the Collateral and will indemnify Lender with respect thereto. Any payment in respect of such indemnity shall be made directly to Lender on demand in immediately available funds. Forthwith after notice from Lender, Borrower shall promptly, without further consideration, execute, acknowledge and deliver such further instruments and documents and will take such other actions as Lender may deem necessary or advisable from time to time to ensure the enforceability or priority of the Liens granted hereby, or otherwise to confirm and carry out the intent and purpose of this Agreement.

                  ARTICLE 6.  SECURITY INTEREST

      6.1  SECURITY.

      As security for the full and timely payment and performance of all of the Obligations of Borrower to Lender, Borrower hereby assigns, pledges, transfers and sets over to Lender, and hereby agrees that Lender shall have, and hereby grants to and creates in favor of Lender, a first security interest under the UCC, subject to no other Liens, in and to and under the following, in each case whether now existing or hereafter arising, now owned or hereafter acquired, wherever located ("Collateral"):

           6.1.1 All FF&E described in every Request for Advance delivered by Borrower pursuant to this Agreement; and

           6.1.2       All   accessions  and  additions  thereto,
substitutions for, and all replacements of, any and all of the foregoing, and all proceeds of the foregoing, cash and non-cash, including insurance proceeds; and

           6.1.3 All maintenance, support, leases and other contracts and agreements related to the foregoing; and

           6.1.4 All books and records pertaining to the foregoing.

      6.2  LENDER HAS RIGHTS AND REMEDIES OF A SECURED PARTY.

      In addition to all rights and remedies given to Lender by this Agreement and the Vessel Chattel Mortgage, Lender shall have all the rights and remedies of a secured party under the UCC.

     6.3  PROVISIONS APPLICABLE TO THE COLLATERAL AND THE VESSEL.

     The parties agree that, at all times during the term of this Agreement, the following provisions shall be applicable to the
Collateral:

           6.3.1 Borrower covenants and agrees that it will keep accurate and complete books and records concerning the Collateral and the Vessel owned or acquired by it in accordance with GAAP.

           6.3.2 Lender shall have the right to review the books and records of Borrower pertaining to the Collateral and the Vessel and to copy the same and to make excerpts therefrom, all at such reasonable times upon reasonable notice and as often as Lender may reasonably request.

           6.3.3 Borrower shall maintain and keep its principal place of business and its chief executive office at the address set forth at the beginning of this Agreement, and at no other location without giving Lender at least thirty (30) days prior written notice of any move. Borrower shall maintain and keep its records concerning the Collateral and the Vessel at such address and at no other location without giving Lender at least thirty (30) days prior written notice of any move. Borrower shall keep all Collateral only at the Premises. Borrower may not move the Collateral without the prior written consent of Lender. Borrower shall not change, modify or amend its name or assume any trade, fictitious or other name without the prior written consent of Lender.

           6.3.4 Except for Liens granted to Lender, Borrower shall not sell, lease, transfer or otherwise dispose of or encumber any of the Collateral.

           6.3.5 Borrower shall cause the FF&E and any other Collateral to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and shall promptly make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable to that end.

           6.3.6 Borrower shall not affix or permit the Collateral to become affixed to real estate or to any other goods, and such Collateral shall remain personal property, whether or not so affixed.

           6.3.7      Borrower   shall  not  sell,  transfer   or
otherwise dispose of the Vessel or its interest in the Premises.

           6.3.8 Borrower shall operate the Vessel only in the navigable waters of the State of Indiana as permitted pursuant to the Gaming License.

     6.4  CERTAIN COVENANTS.

     Borrower covenants and agrees with Lender for the benefit of Lender that:

           6.4.1 Borrower has and will have good and merchantable title to all of its assets, including the Collateral, in each case as from time to time owned or acquired by it, and shall keep the Collateral free and clear of all Liens, other than those granted to Lender and the Ship Mortgages (which Liens are subject to the Subordination Agreements) and preferred maritime liens (subject to paragraph 5.2 hereof). Borrower will defend such title against the claims and demands of all Persons whomsoever.

           6.4.2 Borrower will faithfully preserve and protect Lender's Liens in the Collateral and will, at its own cost and expense, cause said Liens to be perfected and continued perfected, and for such purpose Borrower will from time to time at the request of Lender and at the expense of Borrower, make, execute, acknowledge and deliver, and file or record, or cause to be filed or recorded, in the proper filing places, all such instruments, documents and notices, including without limitation financing statements and continuation statements, as Lender may deem necessary or advisable from time to time in order to perfect and continue perfected said security interest. Borrower will do all such other acts and things and make, execute, acknowledge and deliver all such other instruments and documents, including without limitation further security agreements, pledges, endorsements, assignments and notices, as Lender may deem necessary or advisable from time to time in order to perfect and preserve the priority of said Liens as a first and only Lien on and security interest in the Collateral prior to the rights of all other Persons therein or thereto.

           6.4.3 Borrower will not, without the prior written consent of Lender, (i) borrow or permit any Person to borrow against the Collateral other than the Loan to Borrower from Lender pursuant to this Agreement; (ii) create, incur, assume or suffer to exist any Lien with respect to any of the Collateral;
(iii) permit any levy or attachment to be made against any of the Collateral except any levy or attachment relating to this Agreement; or (iv) permit any financing statement, Preferred Ship Mortgage or Vessel Chattel Mortgage to be on file with respect to any of the Collateral, except financing statements in favor of Lender in connection with this Agreement and the Ship Mortgages as exist as of the date hereof (which are subject to the Subordination Agreements).

           6.4.4 Risk of loss of, damage to or destruction of the Collateral is and shall remain upon Borrower. Borrower will insure the Collateral as provided in Section 5.3 of this Agreement. If Borrower fails to effect and keep in full force and effect such insurance or fails to pay the premiums thereon when due, Lender may do so for the account of Borrower and add the cost thereof to the Obligations and the same shall be payable to Lender on demand. Borrower hereby assigns and sets over unto Lender for the benefit of Lender all moneys which may become payable on account of such insurance, including without limitation any return of unearned premiums which may be due upon cancellation of any such insurance, and directs the insurers to pay Lender any amount so due. Lender, its officers, employees and authorized agents and its successors and assigns, are hereby appointed attorneys-in-fact of Borrower, for the purpose of endorsing any draft or check which may be payable to Borrower in order to collect the proceeds of such insurance or any return of unearned premiums. Such appointment is irrevocable and coupled with an interest. The proceeds of insurance shall be applied to reduction of the Obligations in any order Lender may choose or, in Lender's sole discretion, to the repair or replacement of the Collateral, or any part thereof, in which case Lender may impose such conditions on the disbursement of the proceeds as Lender in its sole discretion deems appropriate.

           6.4.5 Upon the occurrence and during the continuation or existence of any Event of Default, Borrower shall promptly upon demand by Lender assemble the FF&E and any other Collateral and make it available to Lender at the place or places to be designated by Lender. The right of Lender to have the FF&E and any other Collateral assembled and made available to it is of the essence of this Agreement and Lender may, at its election, enforce such right in equity for specific performance.

           6.4.6 Lender shall have no duty as to the collection or protection of the Collateral or the Premises or any part thereof or any income thereon, or as to the preservation of any rights pertaining thereto, beyond exercising reasonable care in the custody of any Collateral actually in the possession of Lender. Lender shall be deemed to have exercised reasonable care in the custody and preservation of such of the Collateral as may be in its possession if it takes such action for that purpose as Borrower shall request in writing, provided that such requested action shall not, in the judgment of Lender, impair Lender's security interest in the Collateral or its rights in, or the value of, the Collateral, and provided further that such written request is received by Lender in sufficient time to permit it to take the requested action.

           6.4.7      Except as expressly permitted  pursuant  to
Section 4.07 of the Indenture, no present or future indebtedness of Borrower to any of the Showboat Entities (including any management fees) shall be paid or withdrawn in whole or in part.

                      ARTICLE 7.  DEFAULTS

      7.1  EVENTS OF DEFAULT.

      The occurrence of one or more of the following described events is an Event of Default:

           7.1.1 Borrower fails to make any payment of principal of or interest on the Note, when due; or

           7.1.2 Borrower fails to perform or observe any of its covenants or agreements contained herein or in any other Loan
Documents which cannot be cured; or

           7.1.3 Borrower fails to perform or observe any other covenant or agreement to be performed or observed by it hereunder or under the other Loan Documents and such failure continues unremedied for a period of fifteen (15) days after notice of such failure has been provided to Borrower; or

           7.1.4 Borrower voluntarily creates, suffers to exist, incurs or assumes any Lien, security interest, charge or encumbrance on, or with respect to, any part of or all the Collateral (other than liens which are evidenced by the Ship Mortgages as of the date hereof), or the Liens held by Lender in and to the Collateral shall cease to be a first and only perfected Lien in and to the Collateral; or

           7.1.5 Borrower sells, assigns, leases, or otherwise disposes of or relinquishes possession of, any Collateral; or

           7.1.6 any representation or warranty made by Borrower herein or in any other Loan Document or in any document or certificate furnished by Borrower to Lender in connection herewith or therewith at any time proves to have been incorrect in any material respect when made; or

           7.1.7      this Agreement or any Loan Document at  any
time  for any reason ceases to be in full force and effect or  is
declared   by  a  court  or  governmental  agency  of   competent
jurisdiction to be null and void; or

           7.1.8 Borrower breaches or defaults under the terms of any agreement, instrument or document with or for the benefit of Lender which is not a Loan Document or under any other loan, credit facility or other financial accommodation made by Lender to Borrower, including, without limitation, all promissory notes, guarantees, equipment leases, security agreements, mortgages and deeds of trust and such breach or default remains unremedied for a period of fifteen (15) days after notice of such breach or default has been provided to Borrower; or

           7.1.9     Borrower is convicted of a felony; or

           7.1.10 there is a material adverse change in the business, operations or financial condition of Borrower or the Collateral; or

           7.1.11 a proceeding is instituted seeking a decree or order for relief in respect of Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Borrower, or for any substantial part of its, his or her properties or for the dissolution, winding-up or liquidation of its affairs or any substantial part of any of its properties and such proceeding remains undismissed or unstayed for a period of sixty (60) consecutive days or such court enters a decree or order granting the relief sought in such proceeding; or

           7.1.12 Borrower voluntarily suspends transaction of its business, commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Borrower for any substantial part of any of its properties, or makes a general assignment for the benefit of creditors, or takes any action in furtherance of any of the foregoing; or

           7.1.13 there shall be a judgment or judgments against Borrower for any amount in excess of $25,000 in the aggregate, which shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days or more; or

           7.1.14 Borrower shall have conveyed, sold, assigned, encumbered or otherwise transferred all or substantially all of its assets (or any interest therein); or

           7.1.15 Borrower fails, by the Conversion Date, to execute and deliver to Lender Delivery and Acceptance Receipts in form and substance satisfactory to Lender, for all FF&E financed by Lender; or

           7.1.16 Borrower defaults or is in breach under the Indenture or any bonds or notes issued thereunder or in connection therewith or the Leasehold Mortgage or any agreement in connection with any of the foregoing including the Bond Placement and such default or breach remains unremedied for a period of thirty (30) days; or

           7.1.17 The Management Agreement is terminated or assigned; or

           7.1.18 SMP ceases to (i) be a general partner of Borrower or (ii) own at least 99% percent of Borrower; or

           7.1.19 Showboat ceases to maintain (directly or indirectly) 100% of the legal and beneficial ownership of such entity or entities which own at least 55% of SMP; or

           7.1.20 The Gaming License is suspended, terminated, revoked, not renewed or is modified in any material adverse respect; or

           7.1.21 The Advances do not convert to the Term Loan by the Advance Termination Date; or

           7.1.22 Borrower fails to perform or observe any of its covenants or agreements contained in Section 5.3 hereof or any of the terms, conditions or agreements set forth in the Insurance Letter or any such insurance ceases at any time to be in full force and effect.

      7.2  CONSEQUENCES OF EVENT OF DEFAULT.

           7.2.1 If an Event of Default occurs, Lender may, by notice to Borrower, declare the unpaid principal amount of the Note and interest accrued thereon and all other Obligations and liabilities of Borrower hereunder or under the Note or the Loan Documents to be immediately due and payable and the same shall thereupon become and be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue. In addition, if an Event of Default occurs prior to the Advance Termination Date, Lender may, at its option, terminate and cancel its agreement to make Advances.

           7.2.2 In addition, if an Event of Default occurs, Lender shall have all rights and remedies granted herein and in the other Loan Documents and all rights or remedies available at law or equity, whether as a secured party or otherwise (including specifically those granted by the Uniform Commercial Code as in effect in the jurisdiction or jurisdictions where the Collateral is located) and, except as limited by Law, all remedies of Lender
(i) shall be cumulative and concurrent; (ii) may be pursued separately, successively or concurrently against Borrower or against all or any portion of the Collateral, at the sole discretion of Lender; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any rights or remedies shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse; and (iv) are intended to be, and shall be, nonexclusive. To the fullest extent permitted by applicable Law, Lender may resort to the rights, remedies and recourses set forth herein and any other security therefor in such order and manner as Lender may elect.

           7.2.3 Without limiting any of the foregoing, Borrower agrees that (i) Lender may, with or without notice and without legal process, enter upon the Premises or any other property owned, leased or otherwise under the real or apparent control of Borrower or any agent thereof or any other location where the Collateral may be located and disassemble, disconnect, render unusable or repossess all or any item of the Collateral;
(ii) written notice mailed to Borrower, as provided in this Agreement for the giving of notice, shall be reasonable if given ten (10) days prior to (a) any public sale or (b) the date after which a private sale may be made; (iii) a sale of the Collateral may be made as a unit or in parcels and for cash and upon terms; and (iv) Lender may buy the Collateral at any public sale and at any private sale as permitted by the UCC.

                    ARTICLE 8.  MISCELLANEOUS

      8.1  FURTHER ASSURANCES.

      Borrower shall at any time and from time to time upon the written request of Lender, execute and deliver such further agreements, instruments and documents and do such further acts and things as Lender may reasonably request in order to effect the purposes of this Agreement.

      8.2  INDEMNITY.

      Borrower shall indemnify, defend and hold harmless Lender from and against, and, upon demand, reimburse Lender for, all claims, demands, liabilities, losses, damages, judgments, penalties, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, which may be imposed upon, asserted against or incurred or paid by Lender, on account of any act performed or omitted to be performed under this Agreement, the Note or the other Loan Documents or on account of any transaction arising out of or in any way connected with the Collateral or this Agreement, the Note or the other Loan Documents, except as a result of the willful misconduct or gross negligence of Lender.

      8.3  NO IMPLIED WAIVER; CUMULATIVE REMEDIES.

      No course of dealing and no delay or failure of Lender in exercising any right, power or privilege under this Agreement, the Note or any of the other Loan Documents shall affect such right, power or privilege except as and to the extent that the assertion of any such right, power or privilege shall be barred by an applicable statute of limitations; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of Lender under this Agreement, the Note or the other Loan Documents are cumulative and not exclusive of any rights or remedies which Lender would otherwise have.

      8.4  TAXES.

      Borrower agrees to pay or reimburse Lender for any and all stamp, document, transfer, recording or filing taxes or fees and all similar impositions payable or hereafter determined by Lender to be payable in connection with this Agreement, the Note or the other Loan Documents (including but not limited to those necessary or advisable to record or to ensure the enforceability or priority of this Agreement, the Note or the other Loan Documents), as determined by Lender in its sole discretion from time to time, and any other documents, instruments or transactions pursuant to or in connection herewith, and Borrower agrees to save Lender harmless from and against any and all present or future claims or liabilities with respect to or resulting from any delay in paying or omission to pay any such taxes, fees or similar impositions.

     8.5  MODIFICATIONS, AMENDMENTS OR WAIVERS.

     Lender and Borrower may from time to time enter into written agreements amending, modifying or supplementing this Agreement, the Note or the other Loan Documents or changing the rights of Lender or Borrower hereunder or thereunder, and Lender may from time to time grant waivers or consents to a departure from the due performance of the obligations of Borrower thereunder. Any such agreement, waiver or consent must be in writing and shall be effective only to the extent set forth in such writing. In the case of any such waiver or consent, any Event of Default so waived or consented to shall be deemed to be cured and not continuing, but no such waiver or consent shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

     8.6  HOLIDAYS.

     Except as otherwise provided herein, whenever any payment or action to be made or taken hereunder or the Note or any other Loan Document shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (and such day shall be included in the calculation of interest due), unless such next succeeding Business Day falls in a different calendar month, in which case payment or action shall be made or taken on the next preceding Business Day.

     8.7  NOTICES.

           8.7.1 Except as otherwise provided herein, all notices and other communications required under the terms and provisions of this Agreement, the Note or the other Loan Documents shall be in writing and shall become effective when delivered by hand or received by overnight courier, telex, facsimile, telegram or registered first class mail, postage prepaid, addressed as follows:

If to Lender, at:

                    FINOVA Capital Corporation
                    115 West Century Road
                    Paramus, NJ 07652
                    Facsimile No. 201-634-3325
                    Attention:  Pamela Marchant
                                Vice President

with a copy to:     Winick & Rich, P.C.
                    919 Third Avenue
                    New York, New York  10022
                    Facsimile No. 212-308-5945
                    Attention:  Alan C. Winick, Esq.

If to Borrower, at:

                    Showboat Marina Casino Partnership
                    P.O. Box 777
                    East Chicago, Indiana  46132
                    Facsimile No. 219-398-0144
                    Attention:  Mr. Joseph O'Brien

with a copy to:     Ice Miller Donadio & Ryan
                    One American Square
                    P.O. Box 82001
                    Indianapolis, Indiana 46282
                    Attention:  Stephen J. Hackman, Esq.

or at such other address as either party may, from time to time, designate in writing to the other party hereto.

           8.7.2 If any notice is given by telex, facsimile transmission, or telegram, the party giving such notice shall confirm such notice by a writing delivered by hand or overnight courier; PROVIDED, HOWEVER, that for all purposes hereunder, notice shall be deemed effective at the time given by telex, telecopier or telegram.

      8.8  REIMBURSEMENT FOR CERTAIN EXPENSES.

      Borrower agrees to pay or cause to be paid and to save Lender harmless against liability for the payment of all reasonable out-of-pocket costs and expenses, including, without limitation, all counsel fees and costs, incurred by Lender from time to time (i) arising in connection with the negotiation, execution, delivery, and recordation of this Agreement, the Note and the other Loan Documents, and the transactions contemplated hereby and thereby and all recording or filing fees,
(ii) relating to any requested amendments, waivers or consents to or in connection with this Agreement, the Note or any other Loan Document, and (iii) arising in connection with Lender's enforcement or preservation of rights under this Agreement, the Note or any other Loan Document, including but not limited to such expenses as may be incurred by Lender in the collection of the Note.

      8.9  GOVERNING LAW.

      THIS AGREEMENT, THE NOTE, THE OTHER LOAN DOCUMENTS AND  THE
RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND THERETO SHALL BE
GOVERNED  BY  AND CONSTRUED AND ENFORCED IN ACCORDANCE  WITH  THE
LAWS OF THE STATE OF ARIZONA.

      8.10 PERSONAL JURISDICTION AND SERVICE OF PROCESS.

      BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST BORROWER UNDER, ARISING OUT OF, OR IN ANY
MANNER RELATING TO THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE COURT OF THE STATE OF ARIZONA LOCATED IN MARICOPA COUNTY OR ANY UNITED STATES DISTRICT COURT LOCATED IN THE STATE OF ARIZONA. BORROWER, BY ITS
EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. BORROWER FURTHER AGREES THAT ANY LEGAL ACTION OR PROCEEDING BORROWER MAY BRING, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, SHALL ONLY BE BROUGHT IN ANY COURT OF THE STATE OF ARIZONA LOCATED IN MARICOPA COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA.
BORROWER ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO BORROWER IN THE MANNER PROVIDED FOR NOTICES IN THIS AGREEMENT. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF ARIZONA, UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF ARIZONA. NOTHING HEREIN SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

     8.11 WAIVER OF JURY TRIAL.

     BORROWER AND LENDER EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR THEREWITH, INCLUDING THE LOAN DOCUMENTS.

      8.12 SEVERABILITY.

      The provisions of this Agreement, the Note and any other Loan Document are intended to be severable. If any such provision is held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

      8.13 PRIOR UNDERSTANDINGS.

      This Agreement and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto relating to the transactions provided for herein or therein.

      8.14 SURVIVAL.

      All representations and warranties of Borrower contained in this Agreement or any other Loan Document or made in writing in connection herewith or therewith shall survive the execution and delivery of this Agreement, the Note and the other Loan Documents, any investigation or inspection by Lender, the making of the Loan hereunder, the payment of the Note or the expiration of this Agreement. All covenants and agreements of Borrower contained herein shall continue in full force until payment in full of the Obligations. Borrower's obligation to pay the principal of and interest on the Note and all such other amounts shall be absolute and unconditional under any and all circumstances.

      8.15 SUCCESSORS AND ASSIGNS.

      This Agreement shall be binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and permitted assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder or any interest herein without the written consent of Lender which Lender may withhold in its absolute discretion. Any actual or attempted assignment by Borrower without Lender's consent shall be null, void and of no effect whatsoever. Lender may assign its rights and obligations hereunder and under the Note and the other Loan Documents in whole or in part. If Lender makes such an assignment, the assignee shall have all of the rights of the
Lender and Borrower shall not assert against the assignee any defense, counterclaims or setoff which Borrower may have against Lender. Except to the extent otherwise required by its context, the word "Lender" where used in this Agreement shall mean and include the holder of the Note originally issued to Lender, and the holder of such Note shall be bound by and have the benefits of this Agreement to the same extent as if such holder had been a signatory hereto.

     8.16 COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed and delivered by the parties, constituting an original but all such counterparts together constituting but one and the same instrument.

      8.17 PUBLICITY.

      Lender is hereby authorized to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of the transactions contemplated in this Agreement, including the aggregate amount of the Loan.

      IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement effective as of the day and year first above written.


                    SHOWBOAT MARINA CASINO PARTNERSHIP,
                    an Indiana general partnership

                    Federal Tax Identification No. ____________

                    By:  SHOWBOAT MARINA PARTNERSHIP,
                         an Indiana general partnership, its
                         general partner

                    By:  SHOWBOAT INDIANA INVESTMENT LIMITED
                         PARTNERSHIP, a Nevada limited
                         partnership, its general partner

                    By:  SHOWBOAT INDIANA, INC., a Nevada
                         corporation, its general partner

                    By:  ______________________________________
                         Name:  Joseph G. O'Brien
                         Title: Treasurer

                    FINOVA CAPITAL CORPORATION

                    By: _______________________________________
                    Name:  Pamela Marchant
                                Title: Vice President

                            EXHIBIT A

                          See attached.

                     SECURED PROMISSORY NOTE

$11,000,000.00                          June     , 1997
                                        Phoenix, Arizona

      FOR VALUE RECEIVED, the undersigned, SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana general partnership ("Borrower"), hereby promises to pay to the order of FINOVA CAPITAL CORPORATION, ("Lender"), the principal sum of Eleven Million Dollars ($11,000,000.00), or such lesser amount as represents the aggregate of all Advances made by Lender to Borrower pursuant to the Loan and Security Agreement between Borrower and Lender dated the date of this Note ("Loan Agreement") together with interest on the unpaid principal balance hereof from time to time outstanding at the rates per annum and all on the dates and as otherwise provided in the Loan Agreement.

      This Note is the Note referred to in the Loan Agreement, is secured as set forth in the Loan Agreement, may not be prepaid except as provided in the Loan Agreement and is entitled to the benefits of the Loan Agreement. All capitalized terms used in this Note which are not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

      All payments of principal and interest on this Note are to be made in lawful money of the United States of America in immediately available funds, without setoff, counterclaim or deduction of any nature, at the office of Lender at 95 North Route 17 South, Paramus, New Jersey 07653 (or such other place as the holder hereof shall designate to the Borrower in writing), prior to 12:00 Noon, local time, on the day when due.

     If any payment of principal or interest becomes due on a day which is not a Business Day, that payment shall be made on the next Business Day unless such next Business Day falls in another calendar month in which event that payment shall be made on the next preceding Business Day.

      Lender  and  Borrower intend this Note  to  comply  in  all respects with all provisions of law and not to violate, in any way, any legal limitations on interest charges. Accordingly, if, for any reason, Borrower is required to pay, or has paid, interest at a rate in excess of the highest rate of interest which may be charged by Lender or which Borrower may legally contract to pay under applicable law (the "Maximum Rate"), then the interest rate shall be deemed to be reduced, automatically and immediately, to the Maximum Rate, and interest payable hereunder shall be computed and paid at the Maximum Rate and the portion of all prior payments of interest in excess of the
Maximum Rate shall be deemed to have been prepayments of the outstanding principal of this Note and applied to the installments in the inverse order of their maturities.

      If Borrower fails to make any payment of principal or interest within ten (10) days after the payment is due, Borrower shall pay a late charge of five percent (5%) of the unpaid amount, but in no event more than the maximum amount permitted by applicable law, and such amount shall be payable upon demand. Such payment is not interest for the use of money, but is intended to cover Lender's administrative costs occasioned by such delay.

      Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies contained in the Loan Agreement, including, without limitation, the right, at its option, to declare all indebtedness under this Note to be immediately due and payable.

       Borrower hereby expressly waives presentment for payment, demand for payment, notice of dishonor, protest, notice of protest, notice of non-payment, and all lack of diligence or delays in collection or enforcement of this Note or the Loan Agreement.

       Lender may extend the time of payment of this Note, postpone the enforcement hereof, release any Collateral, or grant any other indulgences whatsoever, without affecting or diminishing Lender's right of recourse against Borrower, as provided herein and in the Loan Agreement and in the other Loan Documents, which right is hereby expressly reserved. The failure to assert any right by Lender shall not be deemed a waiver thereof.

       Borrower agrees to pay all costs, fees and expenses of collection, including, without limitation, Lender's reasonable attorneys' fees and disbursements, in the event that any action, suit or proceeding is brought by the holder hereof to collect this Note or if an Event of Default occurs.

      THIS NOTE IS DEEMED TO HAVE BEEN MADE IN, AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF ARIZONA. BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST BORROWER UNDER, ARISING OUT OF, OR IN ANY MANNER RELATING TO THIS NOTE, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE COURT OF THE STATE OF ARIZONA LOCATED IN MARICOPA COUNTY OR ANY UNITED STATES DISTRICT COURT LOCATED IN

THE STATE OF ARIZONA. BORROWER, BY ITS EXECUTION AND DELIVERY OF THIS NOTE, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. BORROWER FURTHER AGREES THAT ANY LEGAL ACTION OR PROCEEDING BORROWER MAY BRING, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS NOTE, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, SHALL ONLY BE BROUGHT IN ANY COURT OF THE STATE OF ARIZONA LOCATED IN MARICOPA COUNTY OR IN THE UNITED STATES
DISTRICT COURT FOR THE DISTRICT OF ARIZONA. BORROWER ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO BORROWER IN THE MANNER PROVIDED FOR NOTICES IN THE LOAN AGREEMENT. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER
VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF ARIZONA, UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF ARIZONA. NOTHING HEREIN SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

      Lender is hereby authorized by Borrower to record on a schedule to be annexed to this Note (or on a supplemental schedule thereto) the amount of each Advance made by Lender to Borrower and the amount of each payment or prepayment of principal of the Loan received by Lender, it being understood, however, that failure to make any such notation shall not affect the rights of Lender or the obligations of Borrower hereunder in respect of this Note. Lender may, at its option, record such matters in its internal records rather than on such schedule and such records shall be conclusive absent manifest error.

      IN WITNESS WHEREOF, Borrower has duly executed this Note on the date first above written.

                    SHOWBOAT MARINA CASINO PARTNERSHIP,
                     an Indiana general partnership

                    Federal Tax Identification No._____________

                    By:  SHOWBOAT MARINA PARTNERSHIP,
                         an Indiana general partnership, its
                         general partner

                    By:  SHOWBOAT INDIANA INVESTMENT LIMITED
                         PARTNERSHIP, a Nevada limited
                         partnership, its general partner

                    By:  SHOWBOAT INDIANA, INC., a Nevada
                         corporation, its general partner

                    By:
                         Name:
                         Title:

                         SCHEDULE TO
                     SECURED PROMISSORY NOTE

     This Note evidences Advances made under the within described
Loan Agreement, in the principal amounts, and on the dates set forth below, subject to payments of principal set forth below:

           Principal Amount   Principal      Balance
DATE MADE     OF ADVANCE     AMOUNT PAID   OUTSTANDING   INITIALS

                            EXHIBIT B

                       REQUEST FOR ADVANCE

                          See attached.

                       REQUEST FOR ADVANCE

                                            _______________, 1997

To:  FINOVA Capital Corporation

Attention:  Loan Administration

      Pursuant to Section 2.5 of the Loan Agreement, dated as of _____________________, 1997 (the "Loan Agreement"), between
SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana general partnership ("Borrower"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), Borrower hereby requests that Lender make an Advance to Borrower pursuant to the Loan Agreement as follows:

    1.    The Business Day on which the proposed Advance is to be
made  is ______________, 1997.  Such date shall be a Disbursement
Date  for  purposes of the Loan Agreement. [Must be  at  least  5
Business Days from the date of this Request.]

     2. The aggregate principal amount of the Advance to be made on such date is $___________. [Not less than $1,000,000]

     3. The proceeds of the Advance requested herein will be used to finance the Items of FF&E described on Schedule A hereto (which must be acceptable to FINOVA in its sole and absolute discretion). Each of such Items of FF&E is Collateral, as defined in the Loan Agreement and is or will be located at the Premises.

     4. Lender is authorized to remit the proceeds of this Advance by wire transfer to: ____________________________,
Account  No.  ____________ at ________________________,  ABA  No.
____________, Attention: __________________________  or  to  such other account or by such other means as shall be designated on Schedule A hereto.

    5. Each of the representations and warranties of Borrower set forth in Article 3 of the Loan Agreement is true and correct on the date hereof, except to the extent any such representation and warranty relates to a particular date.

     Capitalized terms defined in the Loan Agreement are used herein as therein defined.

     WITNESS the due execution hereof by the undersigned Borrower on the date first set forth above.

                         SHOWBOAT MARINA CASINO PARTNERSHIP,
                         an Indiana general partnership

                    By:  SHOWBOAT MARINA PARTNERSHIP,
                         an Indiana general partnership, its
                         general partner


                    By:  SHOWBOAT INDIANA INVESTMENT LIMITED
                         PARTNERSHIP, a Nevada limited
                         partnership, its general partner

                    By:  SHOWBOAT INDIANA, INC., a Nevada
                         corporation, its general partner


                    By:
                         Name:
                         Title:

                            EXHIBIT C

                     VESSEL CHATTEL MORTGAGE

                          See attached.

                            EXHIBIT D

                    SUBORDINATION AGREEMENTS

                          See attached.

            INTERCREDITOR AND SUBORDINATION AGREEMENT


       THIS INTERCREDITOR AND SUBORDINATION AGREEMENT (the "Agreement") is entered into as of the _____ day of June, 1997 by and among FINOVA CAPITAL CORPORATION, a Delaware corporation (the "Lender") having a place of business at 95 North Route 17 South, Paramus, New Jersey 07652, FIRSTAR BANK OF MINNESOTA, N.A. a national banking association (successor in interest to American Bank National Association) as trustee under that certain Indenture dated as of March 28, 1996 ("Indenture") (the "Preferred Mortgagee"), having a place of business at 101 East Fifth Street, St. Paul, Minnesota 55101 and SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana general partnership (the "Borrower") having its place of business at 1 Showboat Place, East Chicago, Indiana 46312.

      WHEREAS, the Borrower has requested the Lender to provide financing in the principal amount of $11,000,000.00 and the Borrower and Lender have in connection therewith, entered into that certain Loan and Security Agreement, dated even date herewith (the "Loan Agreement") and the related promissory note and security documents (specifically including without limitation that certain Vessel Chattel Mortgage (the "Chattel Mortgage")) covering those assets of the Borrower as described in Exhibit "A" attached hereto and incorporated herein by reference (collectively the "Collateral"); and

      WHEREAS, the Borrower is indebted to the noteholders under the Indenture in the principal amount of $140,000,000 pursuant to certain First Promissory Notes issued pursuant to the Indenture (collectively the "Ship Note") and secured, in part, by a Preferred Ship Mortgage (the "Preferred Ship Mortgage") dated as of April 9, 1997 on the Vessel described in Exhibit "B" attached hereto and incorporated herein by reference (the "Vessel") and a Leasehold Mortgage, Assignment of Rents and Security Agreement dated as of March 28, 1996 ("Leasehold Mortgage"); and

      WHEREAS, the Lender has indicated that it is unwilling to provide financing to the Borrower under the Loan Agreement unless,  among  other  things, the  Borrower  and  the  Preferred
Mortgagee shall join in this Agreement and the Preferred Mortgagee shall subordinate, to the extent and in the manner hereinafter set forth, its interest (if any) in the Collateral which arises under the Preferred Ship Mortgage, the Leasehold Mortgage, any other mortgage or security agreement or otherwise ("Preferred Mortgagee Security") to the liens and security interests granted by Borrower to the Lender pursuant to the Loan Agreement, Chattel Mortgage or documents, agreements or instruments executed in connection therewith ("Lender Loan Documents").


      NOW THEREFORE, in consideration of the premises and as an inducement to the Lender to grant financial accommodations to the Borrower, and in consideration of the granting thereof, the Borrower and Preferred Mortgagee covenant with and warrant to the Lender as follows:

     1.   STATEMENT OF PURPOSE.

                          The Preferred Mortgagee has a valid and
               perfected Preferred Ship Mortgage on the Vessel which could be construed as granting an interest in all or part of the Collateral.

                          The Preferred Mortgagee may as a result
               of the Indenture, Leasehold Mortgage or otherwise have a valid and perfected security interest or lien on all or part of the Collateral whether or not located on the Vessel.

                          Simultaneous herewith, the  Lender  has
               been granted a security interest in the Collateral pursuant to various security documents including but not limited to the Loan Agreement and the Chattel Mortgage on the Vessel.

                          The  parties  wish to  establish  their
               relative priorities of their respective liens and interests in the Collateral.


     2.   RELATIVE PRIORITIES AND SUBORDINATION.

                          Notwithstanding the order in which  the
               documents granting the Preferred Mortgagee any lien, security interest or other interest in the Collateral including, without limitation, the Indenture, Preferred Ship Mortgage or Leasehold Mortgage and the documents granting the Lender any lien, security interest or other interest in the Collateral including, without limitation, the Loan Agreement and Chattel Mortgage (collectively the "Encumbrances") have been or are hereafter executed, delivered or liens and security interests thereunder have been or will be perfected, and the relative priorities of the Encumbrances under applicable law including, without limitation, any prior perfection of a security interest or lien under the provisions of the Uniform Commercial Code or
               any  other  law  of  any  jurisdiction  which   is
               applicable or the existence of any present or future filing or financing statements under the Uniform Commercial Code or any other law of any jurisdiction which is applicable or any other recordation or filing of any documents, and further, notwithstanding any pledge to or possession by the Preferred Mortgagee of all or any part of the Collateral, the parties hereto acknowledge and agree that:

                              (i)  the Lender shall have a senior
                    position with respect to the Collateral with respect to any and all obligations of Borrower pursuant to the Lender Loan Documents whether or not the Collateral is located on the Vessel and the Preferred Mortgagee shall not make or assert any claims or rights with respect thereto until Lender is indefeasibly paid in full all of the amounts owed by Borrower pursuant to the Lender Loan Documents. To the extent the Preferred Mortgagee is in control or possession of the Vessel or related facilities, the Preferred Mortgagee shall allow the Lender to enter onto the Vessel and related facilities to remove the Collateral from the Vessel or related facilities; and

                               (ii) the Preferred Mortgagee shall
                    have a senior and absolute position with respect to all other security covered by the Leasehold Mortgage and Preferred Ship Mortgage including but not limited to the Vessel.

                          No  party hereunder shall challenge  or
               contravene the validity and perfection of the Encumbrances of the other party hereunder.

                          Each party hereunder agrees that upon a
               written request from the other party, it shall execute and deliver to the requesting party such further instruments and shall take such further action as the requesting party deems reasonably necessary in order to carry out the provisions and intent of this Agreement.

                           Preferred  Mortgagee  represents   and
               warrants that it is the successor in interest to American Bank National Association (including, without limitation, said entity's status as Trustee under the Indenture) and that UCC financing statements filed of record which identify the Borrower as "Debtor" and (i) American Bank National Association (as "Trustee" or "Attention: Corporate Trust Department") or (ii) Firstar Bank of Minnesota, as secured party, relate to the $140 million dollar financing evidenced by the Indenture and are all executed by the Preferred Mortgagee in the Preferred Mortgagee's capacity as Trustee under said Indenture. The Preferred Mortgagee further acknowledges that the security interest(s) perfected by said UCC filings are subject to the terms of this Agreement.

     3.   DISTRIBUTION OF INSURANCE PROCEEDS

           In the event insurance proceeds hereafter are realized on the Vessel or related facilities, then the proceeds thereof shall be distributed to the Preferred Mortgagee except that any and all insurance proceeds attributable to the Collateral shall be distributed to the Lender to the extent of the Obligations under the Loan Agreement.

     4.   EXCHANGE OF NOTICES

                    (a) Each of the parties hereunder shall make reasonable efforts to provide all others with a copy of any notice or demand, or similar communication, as and when given the Borrower. However, no party hereunder shall have any liability to any other party hereunder for failure to comply.

                     (b)   All  notices and other  communications
               required hereunder shall be in writing and shall become effective when delivered by hand or received by overnight courier, telex, facsimile, telegram or registered first class mail, postage prepaid addressed to the following:

               LENDER:

               FINOVA Capital Corporation
               115 Century Road
               Paramus, New Jersey 07652
               Attention: Pamela Marchant, Vice President

               with a copy to:

               Winick & Rich, P.C.
               919 Third Avenue
               New York, NY  10022
               Attention:  Alan C. Winick, Esq.

               BORROWER:

               Showboat Marina Casino Partnership
               1 Showboat Place
               East Chicago, Indiana 46312

               with a copy to:

               Ice Miller Donadio & Ryan
               One American Square
               P.O. Box 82001
               Indianapolis, Indiana 46282
               Attention:  Stephen J. Hackman, Esq

               PREFERRED MORTGAGEE:

               Firstar Bank of Minnesota, N.A.
               101 East Fifth Street
               St. Paul, MN 55101
               Attention: Mr. Frank Leslie


     5.   GOVERNING LAW.

           This Subordination Agreement shall be governed by and construed under the laws of Arizona.

     6.   AMENDMENTS AND WAIVERS.

           This Agreement or any provision hereunder may be effectively waived, amended, assigned, or terminated only by written agreement signed by the party hereunder against whom the enforcement of any waiver, amendment, assignment, or termination is sought.

     7.   BINDING EFFECT.

           This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns. Without limiting the foregoing, this Section 7 shall be understood to apply to assignments of the respective loans or any of them or of any Encumbrance securing any of the respective loans; no such assignment shall adversely affect the rights of any party hereunder and any such assignment which is deemed by the assigning party or its assignee to so affect such rights shall to that extent be ineffective. No assignment by any party shall be binding or effective until the assignee has agreed in writing to be bound by the terms and conditions of this Agreement.

     8.   SEVERABILITY.

          In the event that any provision of this Agreement shall
be  held  invalid  or  unenforceable by any  court  of  competent
jurisdiction,  such  holding  shall  not  invalidate  or   render
unenforceable any other provisions hereof.

     9.   COUNTERPARTS.

           This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement and any of the parties hereto may execute this Agreement by signing a counterpart. The parties further acknowledge and agree that telecopy or facsimile signature pages shall be sufficient evidence of said parties execution of this Agreement and its intent to be bound hereby. Each party agrees to provide original executed signature pages to the other parties by overnight courier delivery after the date the facsimile or telecopy signature pages are executed.

     10.  EFFECT ON BORROWER'S OBLIGATIONS.

           The provisions of this Agreement are intended solely for the purpose of defining the relative rights between Lender and Preferred Mortgagee only. No party, including the Borrower, is intended to be a third party beneficiary of this Agreement. Nothing contained herein is intended to or shall impair the obligations of the Borrower to the Lender or Preferred Mortgagee or either of them; nor shall anything herein prevent any of the parties hereto from accepting any payment from the Borrower or from exercising all remedies otherwise permitted by applicable law and any agreements with Borrower upon default by the Borrower under Borrower's obligations to such party, subject only to the rights, if any, of the parties under this Agreement. Except as otherwise provided herein, the right of the parties to enforce the provisions of this Agreement shall not at anytime be prejudiced or impaired by any act or failure to act on the part of any of the parties, including without limitation, any forbearance, waiver, consent, compromise, amendment, extension, or renewal with respect to Borrower's obligations to a party, or any taking or release of or failure to protect or preserve any property of the Borrower or by noncompliance by the Borrower with the terms of this Agreement.

     11.  LEGEND.

          Each party, for itself and its successors as holders of its respective loan or in its capacity as trustee, as applicable, agrees to cause such records as the parties may agree to contain one or more conspicuous notices which reads substantially as follows:
               This instrument is subject to an Intercreditor and Subordination Agreement dated as of June , 1997, among FINOVA Capital Corporation, Firstar Bank of Minnesota, N.A. and Showboat Marina Casino Partnership, which among other things, determines the relative priorities of certain security interests or other liens in certain assets as more fully set forth therein.

       12.    MEMORANDUM   OF  INTERCREDITOR  AND   SUBORDINATION
AGREEMENT.
           Preferred Mortgagee shall, if so requested by Lender, execute and deliver a memorandum of this Agreement in proper form for the purpose of recording with the National Vessel Documentation Center and execute and deliver UCC-3 Amendment filings for the purpose of providing notice of this Agreement and for filing in the appropriate Secretary of State and county or other local offices. However, the memorandum and UCC-3's shall not in any circumstances be deemed to modify or change any provisions of this Agreement.

     13.  LENDER'S RIGHT TO MODIFY.

           The Lender shall be at liberty, without giving notice to or obtaining the assent of the Preferred Mortgagee, to vary and/or modify the terms and grant extensions or renewals of any present or future indebtedness or obligation to the Lender from the Borrower including without limitation all such terms and provisions as set forth in the Loan Agreement and all related documents without effecting in any manner any rights hereunder. Without limiting the foregoing, the terms of this Agreement, the subordination effected hereby, and the rights of Lender and the obligations of the Preferred Mortgagee arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (i) any amendment, modification or termination of or supplement to the Lender Loan Documents, or any agreement, instrument or document executed or delivered pursuant thereto; (ii) the validity or enforceability of any such documents; (iii) the release, sale, exchange or surrender, in whole or in part, of any Collateral or collateral security, now or hereafter existing, for any of the indebtedness owed Lender pursuant to the Lender Loan Documents or any other indebtedness, liability or obligation of the Borrower to Lender, now existing or hereafter arising; (iv) any exercise or non-exercise of any right, power or remedy under or in respect of the indebtedness owed Lender or any of such instruments and documents referred to in clause (i) above or arising at law; (v) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the indebtedness owed lender or any of the agreements, instruments or documents referred to in clause (i) above or in respect of any collateral security for the indebtedness owed Lender or any other indebtedness, liability or obligation of the Borrower to Lender, now existing or hereafter arising, or whether or not the Preferred Mortgagee shall have had notice or knowledge of any of the foregoing and whether or not it shall have consented thereto; or (vi) any action taken by any trustee in bankruptcy including any debtor under the Bankruptcy Code or any other party pursuant to Sections 510, 547, 548, 549, 550 or 553 of the Bankruptcy Code.

     14.  PREFERRED MORTGAGEE REPRESENTATION.

           The Preferred Mortgagee hereby represents and warrants that: (a) the execution and delivery of this Agreement and the performance by said Preferred Mortgagee of its obligations hereunder have received all necessary approvals, corporate or otherwise, and do not and will not contravene or conflict with any provision of law or any provision of any indenture, instrument or other agreement to which said Preferred Mortgagee is a party or by which it or its property may be bound or affected; (b) said Preferred Mortgagee has full power, authority and legal right to make and perform this Agreement; (c) said Preferred Mortgagee has not assigned or transferred any indebtedness owing by the Borrower; and (d) this Agreement is the legal, valid and binding obligation of the Preferred Mortgagee, enforceable against the Preferred Mortgagee in accordance with its terms.

      IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor and Subordination Agreement as an instrument under seal as of the day and year first above written.

                         LENDER

                         FINOVA CAPITAL CORPORATION


                         BY:


                         PREFERRED MORTGAGEE

                         FIRSTAR BANK OF MINNESOTA, N.A.,
                         TRUSTEE


                         BY:


                         BORROWER

                         SHOWBOAT MARINA CASINO PARTNERSHIP

                    By:  SHOWBOAT MARINA PARTNERSHIP,
                         an Indiana general partnership, its
                         general partner

                    By:  SHOWBOAT INDIANA INVESTMENT LIMITED
                         PARTNERSHIP, a Nevada limited
                         partnership, its general partner

                    By:  SHOWBOAT INDIANA, INC., a Nevada
                         corporation, its general partner


                    By:
                         Name:  Joseph G. O'Brien
                         Title: Treasurer

                         ACKNOWLEDGMENT

STATE OF NEW JERSEY

COUNTY OF BERGEN


      BE IT REMEMBERED, that on this ______ day of June, 1997 before me, the subscriber, personally appeared PAMELA MARCHANT who, I am satisfied, is the person who signed the within instrument as Vice President of FINOVA CAPITAL CORPORATION the corporation named therein and she thereupon acknowledged that the said instrument made by the corporation was signed and delivered by her as such officer and is the voluntary act and deed of the corporation.



_________________________________

                         ACKNOWLEDGMENT

STATE OF

COUNTY OF


      BE IT REMEMBERED, that on this ______ day of June, 1997 before me, the subscriber, personally appeared who, I am satisfied, is the person who signed the within
instrument  as                     of FIRSTAR BANK OF  MINNESOTA,
N.A. the national banking association named therein and he thereupon acknowledged that the said instrument made by the entity and sealed with its corporate seal, was signed, sealed and delivered by him as such officer and is the voluntary act and deed of the entity, made by virtue of authority from its Board of Directors.



_________________________________

                         ACKNOWLEDGMENT

STATE OF

COUNTY OF


      BE IT REMEMBERED, that on this ______ day of June, 1997 before me, the subscriber, personally appeared JOSEPH G. O'BRIEN,
who, I am satisfied, is the                                   who
signed the within instrument as the ____________________________ of Showboat Marina Casino Partnership, the partnership named therein and they thereupon acknowledged that the said instrument made by the partnership, was signed and delivered by him as such and is the voluntary act and deed of the partnership, made by virtue of authority from all of its partners.



________________________________

                     SUBORDINATION AGREEMENT

                           EXHIBIT "A"


Description of Collateral.

       See   attached                (      )  pages  which   are
incorporated herein by reference.

                     SUBORDINATION AGREEMENT

                           EXHIBIT "B"


Description of Vessel.

                Official  Gross   Net       Year     Place
NAME             NUMBER  TONNAGE  TONNAGE   BUILT    BUILT

M/V Showboat    1052579   2803     1,906    1997   Jacksonville,
                                                   Florida

                     DLJ  INTERCREDITOR AND
                     SUBORDINATION AGREEMENT


       THIS INTERCREDITOR AND SUBORDINATION AGREEMENT (the "Agreement") is entered into as of the _____ day of June, 1997 by and among FINOVA CAPITAL CORPORATION, a Delaware corporation (the "Lender") having a place of business at 95 North Route 17 South, Paramus, New Jersey 07652, DONALDSON LUFKIN & JENRETTE SECURITIES
CORPORATION            ("DLJ           Securities")             a
corporation and DLJ CAPITAL FUNDING, INC. ("DLJ Capital") (DLJ Securities and DLJ Capital are sometimes hereinafter individually or collectively referred to as the "Preferred Mortgagee", as the case may be), each having an address 277 Park Avenue, New York, New York 10172 and SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana general partnership (the "Borrower") having a place of business at 1 Showboat Place, East Chicago, Indiana 46312.

      WHEREAS, the Borrower has requested the Lender to provide financing in the principal amount of $11,000,000.00 and the Borrower and Lender have in connection therewith, entered into that certain Loan and Security Agreement, dated even date herewith (the "Loan Agreement") and the related promissory note and security documents (specifically including without limitation that certain Vessel Chattel Mortgage (the "Chattel Mortgage")) covering those assets of the Borrower as described in Exhibit "A" attached hereto and incorporated herein by reference (collectively the "Collateral"); and

     WHEREAS, the Borrower is indebted to the Preferred Mortgagee (as assignee of PDS Financial Corporation) pursuant to a certain Master Lease Agreement dated February 21, 1997 (the "Lease") and secured, in part, by a Preferred Ship Mortgage (the "Preferred Ship Mortgage") dated February 21, 1997 on the Vessel described in Exhibit "B" attached hereto and incorporated herein by reference (the "Vessel"); and

      WHEREAS, the Lender has indicated that it is unwilling to provide financing to the Borrower under the Loan Agreement unless,  among  other  things, the  Borrower  and  the  Preferred
Mortgagee shall join in this Agreement and the Preferred Mortgagee shall subordinate, to the extent and in the manner hereinafter set forth, its interest (if any) in the Collateral which arises under the Preferred Ship Mortgage, any other mortgage or security agreement or otherwise ("Preferred Mortgagee Security") to the liens and security interests granted by Borrower to the Lender pursuant to the Loan Agreement, Chattel Mortgage or documents, agreements or instruments executed in connection therewith ("Lender Loan Documents").

      NOW THEREFORE, in consideration of the premises and as an inducement to the Lender to grant financial accommodations to the Borrower, and in consideration of the granting thereof, the Borrower and Preferred Mortgagee covenant with and warrant to the Lender as follows:

     1.   STATEMENT OF PURPOSE.

                          The Preferred Mortgagee has a valid and
               perfected Preferred Ship Mortgage on the Vessel which could be construed as granting an interest in all or part of the Collateral.

                          The  Preferred Mortgagee may  otherwise
               have or claim to have a valid and perfected security interest or lien on all or part of the Collateral whether or not located on the Vessel.

                          Simultaneous herewith, the  Lender  has
               been granted a security interest in the Collateral pursuant to various security documents including but not limited to the Loan Agreement and the Chattel Mortgage on the Vessel.

                          The  parties  wish to  establish  their
               relative priorities of their respective liens and interests in the Collateral.


     2.   RELATIVE PRIORITIES AND SUBORDINATION.

                          Notwithstanding the order in which  the
               documents granting the Preferred Mortgagee any lien, security interest or other interest in the Collateral including, without limitation, the Preferred Ship Mortgage and the documents granting the Lender any lien, security interest or other interest in the Collateral including, without limitation, the Loan Agreement and Chattel Mortgage (collectively the "Encumbrances") have been or are hereafter executed, delivered or liens and security interests thereunder have been or will be perfected, and the relative priorities of the Encumbrances under applicable law including, without limitation, any prior perfection of a security interest or lien under the provisions of the Uniform Commercial Code or any other law of any jurisdiction which is applicable or the existence of any present or future filing or financing statements under the Uniform Commercial Code or any other law of any jurisdiction which is applicable or any other recordation or filing of any documents, and further, notwithstanding any pledge to or possession by the Preferred Mortgagee of all or any part of the Collateral, the parties hereto acknowledge and agree that:

                              (i)  the Lender shall have a senior
                    position with respect to the Collateral with respect to any and all obligations of Borrower pursuant to the Lender Loan Documents whether or not the Collateral is located on the Vessel and the Preferred Mortgagee shall not make or assert any claims or rights with respect thereto until Lender is indefeasibly paid in full all of the amounts owed by Borrower pursuant to the Lender Loan Documents. To the extent the Preferred Mortgagee is in control or possession of the Vessel or related facilities, the Preferred Mortgagee shall allow the Lender to enter onto the Vessel and related facilities to remove the Collateral from the Vessel or related facilities; and

                               (ii) the Preferred Mortgagee shall
                    have a senior and absolute position with respect to all other security covered by the Preferred Ship Mortgage including but not limited to the Vessel.

                          No  party hereunder shall challenge  or
               contravene the validity and perfection of the Encumbrances of the other party hereunder.

                          Each party hereunder agrees that upon a
               written request from the other party, it shall execute and deliver to the requesting party such further instruments and shall take such further action as the requesting party deems reasonably necessary in order to carry out the provisions and intent of this Agreement.

     3.   DISTRIBUTION OF INSURANCE PROCEEDS.

           In the event insurance proceeds hereafter are realized on the Vessel or related facilities, then the proceeds thereof shall be distributed to the Preferred Mortgagee except that any and all insurance proceeds attributable to the Collateral shall be distributed to the Lender to the extent of the Obligations under the Loan Agreement.

     4.   EXCHANGE OF NOTICES

                    (a) Each of the parties hereunder shall make reasonable efforts to provide all others with a copy of any notice or demand, or similar communication, as and when given the Borrower. However, no party hereunder shall have any liability to any other party hereunder for failure to comply.

                     (b)   All  notices and other  communications
               required hereunder shall be in writing and shall become effective when delivered by hand or received by overnight courier, telex, facsimile, telegram or registered first class mail, postage prepaid addressed to the following:

               LENDER:

               FINOVA Capital Corporation
               115 Century Road
               Paramus, New Jersey 07652
               Attention: Pamela Marchant, Vice President

               with a copy to:

               Winick & Rich, P.C.
               919 Third Avenue
               New York, NY  10022
               Attention:  Alan C. Winick, Esq.

               BORROWER:

               Showboat Marina Casino Partnership
               1 Showboat Place
               East Chicago, Indiana 46312

               with a copy to:

               Ice Miller Donadio & Ryan
               One American Square
               P.O. Box 82001
               Indianapolis, Indiana 46282
               Attention:  Stephen J. Hackman, Esq

               PREFERRED MORTGAGEE:


               Donaldson Lufkin & Jenrette Securities Corporation
               DLJ Capital Funding, Inc.
               277 Park Avenue
               New York, New York 10172

               with a copy to:

               Paul Silverstein, Esq.
               Andrews & Kurth
               425 Lexington Avenue
               10th Floor
               New York, New York 10017


     5.   GOVERNING LAW.

           This Subordination Agreement shall be governed by and construed under the laws of Arizona.

     6.   AMENDMENTS AND WAIVERS.

           This Agreement or any provision hereunder may be effectively waived, amended, assigned, or terminated only by written agreement signed by the party hereunder against whom the enforcement of any waiver, amendment, assignment, or termination is sought.

     7.   BINDING EFFECT.

           This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns. Without limiting the foregoing, this
Section  7  shall  be understood to apply to assignments  of  the respective loans or any of them or of any Encumbrance securing any of the respective loans; no such assignment shall adversely affect the rights of any party hereunder and any such assignment which is deemed by the assigning party or its assignee to so affect such rights shall to that extent be ineffective. No assignment by any party shall be binding or effective until the assignee has agreed in writing to be bound by the terms and conditions of this Agreement.

     8.   SEVERABILITY.

          In the event that any provision of this Agreement shall
be  held  invalid  or  unenforceable by any  court  of  competent
jurisdiction,  such  holding  shall  not  invalidate  or   render
unenforceable any other provisions hereof.

     9.   COUNTERPARTS.

           This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement and any of the parties hereto may execute this
Agreement by signing a counterpart. The parties further acknowledge and agree that telecopy or facsimile signature pages shall be sufficient evidence of said parties execution of this Agreement and its intent to be bound hereby. Each party agrees to provide original executed signature pages to the other parties by overnight courier delivery after the date the facsimile or telecopy signature pages are executed.

     10.  EFFECT ON BORROWER'S OBLIGATIONS.

           The provisions of this Agreement are intended solely for the purpose of defining the relative rights between Lender and Preferred Mortgagee only. No party, including the Borrower, is intended to be a third party beneficiary of this Agreement. Nothing contained herein is intended to or shall impair the obligations of the Borrower to the Lender or Preferred Mortgagee or either of them; nor shall anything herein prevent any of the parties hereto from accepting any payment from the Borrower or from exercising all remedies otherwise permitted by applicable law and any agreements with Borrower upon default by the Borrower under Borrower's obligations to such party, subject only to the rights, if any, of the parties under this Agreement. Except as otherwise provided herein, the right of the parties to enforce the provisions of this Agreement shall not at anytime be prejudiced or impaired by any act or failure to act on the part of any of the parties, including without limitation, any forbearance, waiver, consent, compromise, amendment, extension, or renewal with respect to Borrower's obligations to a party, or any taking or release of or failure to protect or preserve any property of the Borrower or by noncompliance by the Borrower with the terms of this Agreement.

     11.  LEGEND.

          Each party, for itself and its successors as holders of its respective loan and/or master lease, as appropriate, agrees to cause such records as reasonably agreed to by the parties to contain one or more conspicuous notices which read substantially as follows:

               This instrument is subject to an Intercreditor and Subordination Agreement dated as of June , 1997, among FINOVA Capital Corporation, Donaldson Lufkin & Jenrette Securities Corporation, DLJ Capital Funding, Inc. and Showboat Marina Casino Partnership, which among other things, determines the relative priorities of certain security interests or other liens in certain assets as more fully set forth therein.


       12.    MEMORANDUM   OF  INTERCREDITOR  AND   SUBORDINATION
AGREEMENT.
           Preferred Mortgagee shall, if so requested by Lender, execute and deliver a memorandum of this Agreement in proper form for the purpose of recording with the National Vessel Documentation Center and execute and deliver UCC-3 Amendment filings for the purpose of providing notice of this Agreement and for filing in the appropriate Secretary of State and county or other local offices. However, the memorandum and UCC-3's shall not in any circumstances be deemed to modify or change any provisions of this Agreement.

     13.  LENDER'S RIGHT TO MODIFY.

           The Lender shall be at liberty, without giving notice to or obtaining the assent of the Preferred Mortgagee, to vary and/or modify the terms and grant extensions or renewals of any present or future indebtedness or obligation to the Lender from the Borrower including without limitation all such terms and provisions as set forth in the Loan Agreement and all related documents without effecting in any manner any rights hereunder. Without limiting the foregoing, the terms of this Agreement, the subordination effected hereby, and the rights of Lender and the obligations of the Preferred Mortgagee arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (i) any amendment, modification or termination of or supplement to the Lender Loan Documents, or any agreement, instrument  or  document executed or delivered pursuant  thereto;
(ii) the validity or enforceability of any such documents; (iii) the release, sale, exchange or surrender, in whole or in part, of any

Collateral or collateral security, now or hereafter existing, for any of the indebtedness owed Lender pursuant to the Lender Loan Documents or any other indebtedness, liability or obligation of the Borrower to Lender, now existing or hereafter arising; (iv) any exercise or non-exercise of any right, power or remedy under or in respect of the indebtedness owed Lender or any of such instruments and documents referred to in clause (i) above or arising at law; (v) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the indebtedness owed lender or any of the agreements, instruments or documents referred to in clause
(i) above or in respect of any collateral security for the indebtedness owed Lender or any other indebtedness, liability or obligation of the Borrower to Lender, now existing or hereafter arising, or whether or not the Preferred Mortgagee shall have had notice or knowledge of any of the foregoing and whether or not it shall have consented thereto; or (vi) any action taken by any trustee in bankruptcy including any debtor under the Bankruptcy Code or any other party pursuant to Sections 510, 547, 548, 549, 550 or 553 of the Bankruptcy Code.


     14.  PREFERRED MORTGAGEE REPRESENTATION.

           The Preferred Mortgagee hereby represents and warrants that: (a) the execution and delivery of this Agreement and the performance by said Preferred Mortgagee of its obligations hereunder have received all necessary approvals, corporate or otherwise, and do not and will not contravene or conflict with any provision of law or any provision of any indenture, instrument or other agreement to which said Preferred Mortgagee is a party or by which it or its property may be bound or affected; (b) said Preferred Mortgagee has full power, authority and legal right to make and perform this Agreement; (c) said Preferred Mortgagee has not assigned or transferred any indebtedness owing by the Borrower [except to DLJ]; and (d) this Agreement is the legal, valid and binding obligation of the Preferred Mortgagee, enforceable against the Preferred Mortgagee in accordance with its terms.

           IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor and Subordination Agreement as an instrument under seal as of the day and year first above written.


                         LENDER

                         FINOVA CAPITAL CORPORATION



                         BY:



                         PREFERRED MORTGAGEE

                         DONALDSON LUFKIN & JENRETTE SECURITIES
                          CORPORATION


                         By:

                         DLJ CAPITAL FUNDING, INC.


                         BY:
                                                  ,

                         BORROWER

                         SHOWBOAT MARINA CASINO PARTNERSHIP

                    By:  SHOWBOAT MARINA PARTNERSHIP,
                         an Indiana general partnership, its
                         general partner

                    By:  SHOWBOAT INDIANA INVESTMENT LIMITED
                         PARTNERSHIP, a Nevada limited
                         partnership, its general partner

                    By:  SHOWBOAT INDIANA, INC., a Nevada
                         corporation, its general partner


                    By:
                         Name:  Joseph G. O'Brien
                         Title: Treasurer

                         ACKNOWLEDGMENT

STATE OF NEW JERSEY

COUNTY OF BERGEN


      BE IT REMEMBERED, that on this ______ day of June, 1997 before me, the subscriber, personally appeared PAMELA MARCHANT who, I am satisfied, is the person who signed the within instrument as Vice President of FINOVA CAPITAL CORPORATION the corporation named therein and she thereupon acknowledged that the said instrument made by the corporation was signed and delivered by her as such officer and is the voluntary act and deed of the corporation.



_________________________________

                         ACKNOWLEDGMENT

STATE OF

COUNTY OF



      BE IT REMEMBERED, that on this ______ day of June, 1997 before me, the subscriber, personally appeared who, I am satisfied, is the person who signed the within
instrument as                     of DONALDSON LUFKIN &  JENRETTE
SECURITIES CORPORATION the corporation named therein and he thereupon acknowledged that the said instrument made by the corporation and sealed with its corporate seal, was signed, sealed and delivered by him as such officer and is the voluntary act and deed of the corporation, made by virtue of authority from its Board of Directors.



_________________________________

                         ACKNOWLEDGMENT

STATE OF

COUNTY OF

      BE IT REMEMBERED, that on this ______ day of June, 1997 before me, the subscriber, personally appeared who, I am satisfied, is the person who signed the within
instrument  as                      of DLJ CAPITAL FUNDING,  INC.
the corporation named therein and he thereupon acknowledged that the said instrument made by the corporation and sealed with its corporate seal, was signed, sealed and delivered by him as such officer and is the voluntary act and deed of the corporation, made by virtue of authority from its Board of Directors.



_________________________________

                         ACKNOWLEDGMENT

STATE OF INDIANA

COUNTY OF


      BE IT REMEMBERED, that on this ______ day of June, 1997 before me, the subscriber, personally appeared JOSEPH G. O'BRIEN,
who,  I am satisfied, is the                      who signed  the
within instrument as the ____________________________ of SHOWBOAT MARINA CASINO PARTNERSHIP, the partnership named therein and he thereupon acknowledged that the said instrument made by the partnership, was signed and delivered by them as such and is the voluntary act and deed of the partnership, made by virtue of authority from all of its partners.



________________________________

                     SUBORDINATION AGREEMENT

                           EXHIBIT "A"


Description of Collateral.

       All  furniture, fixtures and equipment of Borrower  (which are not gaming equipment) as more fully described on the attached
(     ) pages which are incorporated herein by reference.

                     SUBORDINATION AGREEMENT

                           EXHIBIT "B"


Description of Vessel.

                Official  Gross   Net       Year     Place
NAME             NUMBER  TONNAGE  TONNAGE   BUILT    BUILT

M/V Showboat    1052579   2803     1906      1997  Jacksonville,
                                                   Florida

                     SECURED PROMISSORY NOTE


$11,000,000.00                          June     , 1997
                                        Phoenix, Arizona


      FOR VALUE RECEIVED, the undersigned, SHOWBOAT MARINA CASINO PARTNERSHIP, an Indiana general partnership ("Borrower"), hereby promises to pay to the order of FINOVA CAPITAL CORPORATION, ("Lender"), the principal sum of Eleven Million Dollars ($11,000,000.00), or such lesser amount as represents the aggregate of all Advances made by Lender to Borrower pursuant to the Loan and Security Agreement between Borrower and Lender dated the date of this Note ("Loan Agreement") together with interest on the unpaid principal balance hereof from time to time outstanding at the rates per annum and all on the dates and as otherwise provided in the Loan Agreement.

      This Note is the Note referred to in the Loan Agreement, is secured as set forth in the Loan Agreement, may not be prepaid except as provided in the Loan Agreement and is entitled to the benefits of the Loan Agreement. All capitalized terms used in this Note which are not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

      All payments of principal and interest on this Note are to be made in lawful money of the United States of America in immediately available funds, without setoff, counterclaim or deduction of any nature, at the office of Lender at 95 North Route 17 South, Paramus, New Jersey 07653 (or such other place as the holder hereof shall designate to the Borrower in writing), prior to 12:00 Noon, local time, on the day when due.

     If any payment of principal or interest becomes due on a day which is not a Business Day, that payment shall be made on the next Business Day unless such next Business Day falls in another calendar month in which event that payment shall be made on the next preceding Business Day.

      Lender and Borrower intend this Note to comply in all respects with all provisions of law and not to violate, in any way, any legal limitations on interest charges. Accordingly, if, for any reason, Borrower is required to pay, or has paid, interest at a rate in excess of the highest rate of interest which may be charged by Lender or which Borrower may legally contract to pay under applicable law (the "Maximum Rate"), then the interest rate shall be deemed to be reduced, automatically and immediately, to the Maximum Rate, and interest payable hereunder shall be computed and paid at the Maximum Rate and the portion of all prior payments of interest in excess of the Maximum Rate shall be deemed to have been prepayments of the outstanding principal of this Note and applied to the installments in the inverse order of their maturities.

      If Borrower fails to make any payment of principal or interest within ten (10) days after the payment is due, Borrower shall pay a late charge of five percent (5%) of the unpaid amount, but in no event more than the maximum amount permitted by applicable law, and such amount shall be payable upon demand. Such payment is not interest for the use of money, but is intended to cover Lender's administrative costs occasioned by such delay.

      Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies contained in the Loan Agreement, including, without limitation, the right, at its option, to declare all indebtedness under this Note to be immediately due and payable.

       Borrower hereby expressly waives presentment for payment, demand for payment, notice of dishonor, protest, notice of protest, notice of non-payment, and all lack of diligence or delays in collection or enforcement of this Note or the Loan Agreement.

       Lender may extend the time of payment of this Note, postpone the enforcement hereof, release any Collateral, or grant any other indulgences whatsoever, without affecting or diminishing Lender's right of recourse against Borrower, as provided herein and in the Loan Agreement and in the other Loan Documents, which right is hereby expressly reserved. The failure to assert any right by Lender shall not be deemed a waiver thereof.

       Borrower agrees to pay all costs, fees and expenses of collection, including, without limitation, Lender's reasonable attorneys' fees and disbursements, in the event that any action, suit or proceeding is brought by the holder hereof to collect this Note or if an Event of Default occurs.

      THIS  NOTE  IS DEEMED TO HAVE BEEN MADE IN,  AND  SHALL  BE
CONSTRUED  IN ACCORDANCE WITH THE LAWS OF, THE STATE OF  ARIZONA.
BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING
AGAINST BORROWER UNDER, ARISING OUT OF,

OR IN ANY MANNER RELATING TO THIS NOTE, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE COURT OF THE STATE OF ARIZONA LOCATED IN MARICOPA COUNTY OR ANY UNITED STATES DISTRICT COURT LOCATED IN THE STATE OF ARIZONA. BORROWER, BY ITS EXECUTION AND DELIVERY OF THIS NOTE, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. BORROWER FURTHER AGREES THAT ANY LEGAL ACTION OR PROCEEDING BORROWER MAY BRING, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS NOTE, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, SHALL ONLY BE BROUGHT IN ANY COURT OF THE STATE OF ARIZONA LOCATED IN MARICOPA COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA.
BORROWER ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO BORROWER IN THE
MANNER PROVIDED FOR NOTICES IN THE LOAN AGREEMENT. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF ARIZONA, UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF ARIZONA. NOTHING HEREIN SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

      Lender is hereby authorized by Borrower to record on a schedule to be annexed to this Note (or on a supplemental schedule thereto) the amount of each Advance made by Lender to Borrower and the amount of each payment or prepayment of principal of the Loan received by Lender, it being understood, however, that failure to make any such notation shall not affect the rights of Lender or the obligations of Borrower hereunder in respect of this Note. Lender may, at its option, record such matters in its internal records rather than on such schedule and such records shall be conclusive absent manifest error.

      IN WITNESS WHEREOF, Borrower has duly executed this Note on the date first above written.

                    SHOWBOAT MARINA CASINO PARTNERSHIP,
                     an Indiana general partnership

                    Federal Tax Identification No._____________

                    By:  SHOWBOAT MARINA PARTNERSHIP,
                         an Indiana general partnership, its
                         general partner

                    By:  SHOWBOAT INDIANA INVESTMENT LIMITED
                         PARTNERSHIP, a Nevada limited
                         partnership, its general partner

                    By:  SHOWBOAT INDIANA, INC., a Nevada
                         corporation, its general partner


                    By:
                         Name:  Joseph G. O'Brien
                         Title: Treasurer

                     VESSEL CHATTEL MORTGAGE

          THIS VESSEL CHATTEL MORTGAGE made and entered into on this 30th day of June, 1997 by and between SHOWBOAT MARINA CASINO PARTNERSHIP, a Indiana general partnership ("Borrower"), having its place of business at One Showboat Place, East Chicago, IN; and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender") having a place of business at 95 North Route 17 South, Paramus, New Jersey 07652.


                           WITNESSETH:

     WHEREAS, the Borrower is simultaneously herewith entering into that certain Loan and Security Agreement (hereinafter called the "Loan Agreement") by and between it and the Lender (All capitalized terms used herein not otherwise defined in this Vessel Chattel Mortgage shall have the definition ascribed to them in the Loan Agreement); and

     WHEREAS, the Borrower is simultaneously herewith executing and delivering to the Lender that Certain Secured Promissory Note in the original principal sum of $11,000,000 (the "Note"); and

     WHEREAS, the execution, granting and delivery of this Vessel
Chattel Mortgage is a condition precedent to the terms of the Loan Agreement, the Note and all documents executed in connection therewith and all Obligations thereunder; and

     WHEREAS, the Borrower is the sole owner of the whole of the Vessel "M/V Showboat", official number 1052579, having 2803 gross tons (the "Vessel"), documented under the laws and flag of the United States of America.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt whereof is duly acknowledged, and in order to secure the payment of the Obligations, and to secure the performance of all the covenants and conditions herein contained as well as set forth in the Loan Agreement and all documents in any way related thereto, the Borrower, pursuant to the terms of the Loan Agreement, has granted to the Lender, and by these presents does hereby grant to the Lender, a lien and security interest in the property listed and described in Exhibit "A" attached hereto and by these presents does grant, bargain, sell, convey, transfer, mortgage, set over, assign and confirm unto the Lender, its rights in all of such property:

     The items listed and described in Exhibit "A" attached hereto and incorporated herein by reference which are located or installed on the Vessel and any and all additions, improvements and replacements hereafter made in, or to, the said items or any part thereof (all collectively referred to as the "Collateral").

     TO HAVE AND TO HOLD the said Collateral unto the Lender forever:

     PROVIDED ALWAYS, and the condition of these presents is such, that if the Obligations shall be paid in full, to the Lender as and when the same shall become due and payable by maturity or otherwise, as provided in the said Note all other documents executed in connection in accordance with their terms and conditions, then this Vessel Chattel Mortgage and the estate and rights hereby granted shall cease and be void; otherwise to remain in full force and effect.

     The Borrower hereby covenants and agrees that the Collateral and all additions and replacements hereafter made in or to the same are to be held by the Borrower subject to the further covenants, conditions and uses hereinafter set forth as follows:


                            ARTICLE I

                THE BORROWER HEREBY RESPECTIVELY
                   COVENANTS AND AGREES THAT:

     SECTION 1. Borrower is and shall continue to be a citizen of the United States as defined in Section 2 of the Shipping Act of 1916, as amended, entitled to own and operate the Vessel under her marine documents which Borrower shall maintain in full force and effect. The Borrower lawfully owns and is lawfully possessed of the Vessel.

     SECTION 2. So long as the Borrower has not been released, neither the Borrower nor anyone on the Borrower's behalf, nor the Master of the Vessel shall have any right, power or authority to create, incur, or permit to be placed or imposed on the Collateral any liens, maritime or otherwise, whatsoever, other than for crew's wages or salvage.

     SECTION 3. So long as this Vessel Chattel Mortgage has not been released and the Collateral is on the Vessel (which the Borrower is not allowed to remove without Lender's prior written consent, which may be withheld for any reason), the Borrower shall carry a properly certified copy of this Mortgage with the Vessel's papers on board the Vessel, shall exhibit the same on demand to any person having business with the said Vessel, or to any representative of the Borrower and shall place and keep prominently displayed in the pilot house, master's cabin and engine room of the Vessel a framed, printed or typewritten notice reading as follows:


                      "NOTICE OF MORTGAGE"

     "Certain furniture, fixtures and equipment located on this vessel are covered by a Vessel Chattel Mortgage recorded pursuant to the Ship Mortgage Act of 1920 as set forth in 313 of 46 U.S.C., as amended in favor of FINOVA CAPITAL CORPORATION, Paramus, New Jersey. Under the terms of said Mortgage, neither the owner of this Vessel, nor anyone on the owner's, nor the Master of this Vessel has any right, power or authority to create, incur or permit to be imposed upon the Collateral (as defined in the said Chattel Mortgage) any liens, maritime or otherwise, other than for crew's wages or salvage."

     SECTION 4. Upon the occurrence and during the continuation of any event set forth in Section 1 of Article II hereof, the Borrower shall allow the Lender to enter onto the Vessel to remove the Collateral from the Vessel.

     SECTION 5. So long as the Collateral is located on the Vessel, the Borrower will take such actions as are required to comply with and satisfy all the provisions of the Ship Mortgage Act, 1920, as amended, and the UCC in order to establish and maintain this Mortgage as a Chattel Mortgage upon the Collateral and upon all renewals, improvements, replacements, and additions made on or to the same.

     SECTION 6. So long as the Collateral is located on the Vessel, the Borrower will keep the Vessel documented with a U.S. Coast Guard Certificate of Documentation and at all times the Vessel is in the possession of the Borrower and the Collateral is located on the Vessel, will not suffer nor permit it to be operated in any manner prohibited by such Certificate and will duly comply with all laws and regulations applicable to the Vessel and its operation.

     SECTION 7. So long as the Collateral is located on the Vessel, the Borrower shall at its own expense, maintain and deliver evidence to Lender of such insurance required by Lender, written by insurers and in amounts satisfactory to Lender.

     SECTION 8. So long as the Collateral is located on the Vessel, the Borrower shall maintain and preserve the Collateral in good condition, repair and working order, promptly repairing, replacing or rebuilding any part of the Collateral which may be destroyed by any casualty or become damaged, worn or dilapidated.


                           ARTICLE II

     SECTION 1. Upon the happening of any of the following events or conditions, Lender shall have the rights set forth in Section
2 of this Article II:

     (a) The occurrence of an "Event of Default" specified in the Loan Agreement, the Note and/or any document executed in connection therewith or the happening of the "Maturity Date" also as specified in the Loan Agreement and/or the note.

     (b) Failure by Borrower to observe or perform any covenant or agreement on its part to be performed as contained in this Vessel Chattel Mortgage.

     (c) The falsity in any material respect of any warranty, representation or statement made or furnished to the Lender by the Borrower in this Chattel Mortgage.

     (d) The libel, levy or other taking under legal process of the Vessel which shall not be released within fifteen (15) days.

     (e) The abandonment of the Vessel or the removal or attempt to remove the Vessel beyond the limits of the United States.

     (f) The termination of the Borrower's status as a citizen of the United States.

     (g)  The involvement of the Borrower in financial
difficulties as evidenced by:

          (i) An Assignment by the Borrower for the benefit of creditors; or

         (ii) The appointment, with or without the consent of the Borrower, of a receiver or trustee of all or substantially all of the property of the Borrower: or

       (iii) Filing by or against the Borrower of a petition in bankruptcy or for reorganization or for an arrangement under the Federal Bankruptcy Act or an answer or admission seeking any relief therein provided; or

         (iv) Adjudication of the Borrower as a bankrupt or insolvent on a petition by or against the Borrower; or

          (v)   Involvement of the Borrower in any proceeding for
the  judicial  modification  or  adjustment  of  the  rights   of
creditors of the Borrower.

     (a)  Dissolution of Borrower.

     SECTION 2. Upon the occurrence and during the continuance of any of the Events of Default set forth in Section 1 of this
Article II, the Lender may pursue any or all of the following remedies hereunder:

     (a) The Lender may declare all obligations secured hereby to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.

     (b) The Lender may bring suit against the Borrower at law, in equity or, to the extent available, in admiralty, as it may be advised, to receive judgment for any and all amounts due under said Loan Agreement, Note and/or all documents executed in connection therewith and collect the same out of the Collateral.
     (c) The Lender may remove the Collateral from the Vessel in accordance with and subject to the terms and conditions in
Article I Section 4 hereof.

     (d) In addition to all rights and remedies given to the Lender by this Vessel Chattel Mortgage and the Loan Documents, the Lender shall have all the rights and remedies of a secured party under the UCC.

     The remedies set forth in this Article II Section 2 shall be Lender's sole and exclusive remedies against Borrower, the Vessel and the Collateral under the terms or conditions of this Vessel Chattel Mortgage, and the Lender shall have no right to arrest the Vessel or to attempt to foreclose this Vessel Chattel Mortgage against any property of Borrower other than the Collateral. Once the Lender has removed the Collateral from the Vessel, the Lender shall have all rights and remedies available to it by law or under the Loan Agreement.

     SECTION 3. Each and every power and remedy herein specifically given to the Lender or otherwise in this Chattel Mortgage shall be cumulative and shall be in addition to every other power and remedy herein specifically given, and each and every power and remedy specifically herein given may be exercised from time to time and as often and in such order as may be deemed expedient by the Lender, and the exercise or the beginning of the exercise of any such power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other such power or remedy. No delay or omission by the Lender upon any Event of Default as above defined shall impair any such right, power or remedy or be construed to be a waiver of any such Event of Default or to be any acquiescence therein; nor shall the acceptance by the Lender of any security or of any payment of or on account of any installment of the Note maturing after any Event of Default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby.


                           ARTICLE III

     Until one or more of the Events of Default hereinbefore described shall happen, the Borrower shall be suffered and permitted to retain actual possession and use of the Vessel and the Collateral.


                           ARTICLE IV

     The parties acknowledge that this Mortgage has been entered into and is designed only to grant Lender a first security interest in the Collateral, and that the Borrower shall have the right to place additional liens and/or mortgages on the Vessel subject to the Loan Documents. Lender shall have no right or interest whatsoever in the Vessel itself, except to the extent that the Collateral may be deemed to be appurtenances to the Vessel. This Chattel Mortgage shall be subordinated to any lien or other mortgage either now or hereafter encumbering the Vessel or any part thereof except that this Chattel Mortgage shall not be subordinate to any such liens or mortgages do so encumber the Collateral to the extent such liens or mortgages do so encumber the Collateral. Upon the reasonable request of the Borrower, the Lender shall execute and deliver any and all documents and take all other such actions reasonably necessary or desirable to

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evidence such subordination.


                            ARTICLE V

     The Borrower agrees not to restrain or deny access to the Lender or its representatives to the Vessel in order to remove the Collateral.


                           ARTICLE VI

     SECTION 1. This Vessel Chattel Mortgage may be executed simultaneously in any number of counterparts and all such counterparts executed and delivered each as an original shall constitute but one and the same instrument. The invalidity of any provision of this Chattel Mortgage shall not affect the remainder, which shall in such event be construed as if the invalid provisions had not been inserted.

     SECTION 2. All the covenants, promises, stipulations and agreements of the Borrower in this Chattel Mortgage shall bind the Borrower, and the successors and assigns of the Borrower and all of the covenants, promises, stipulations and agreements of the Lender shall bind the Lender and its successors and assigns and shall inure to the benefit of the Borrower and the Lender and their respective successors and assigns, whether so expressed or not. Whenever used, the singular number shall include the plural and the plural is singular.

     SECTION 3. For the purpose of recording this Vessel Chattel Mortgage pursuant to the Title 46 United States Code Sec. 31301 ET SEQ., the maximum amount of direct or contingent obligations that is or may become secured by this Vessel Chattel Mortgage, excluding interest, expenses and fees, is $11,000,000.00. The discharge amount is the same as the maximum amount.

          IN WITNESS WHEREOF, THE BORROWER AND THE LENDER have executed this Mortgage as an instrument under seal as of the day and year first above written.

Witness:                          SHOWBOAT MARINA
                                  CASINO PARTNERSHIP
                                    SEE ATTACHMENT I


/s/Robin J. Medlock               By:  /s/Joseph G. O'Brien

                                  Title:  Vice President
                                          Finance and Treasurer

                        STATE OF INDIANA

COUNTY OF MARION                                    June 30, 1997

    Then came Joseph G. O'Brien, who, being duly sworn, deposes and said that he is the Vice President of Finance and Treasurer of Showboat Marina Casino Partnership which is described herein and executed the within instrument, and that he knows the seal of the corporation, and that the seal is affixed and was so affixed to the within instrument by order of the Board of Directors of said corporation at whose order, he signed his name and acknowledged the within instrument to be the free act and deed of the said corporation.

                                  Michelle L. Thompson


Marion                            /s/ Michelle L. Thompson
County of Residence               Notary Public
                                  My commission expires: 12/15/97

    The terms of this Chattel Mortgage and the agreements and obligations of the Lender hereunder are hereby agreed to by the Lender.

                                  FINOVA CAPITAL CORPORATION


                                  BY:  /s/Pamela Marchant
                                       Pamela Marchant

                                  TITLE:  Vice President

NATIONAL VESSEL DOCUMENTATION CENTER
                USCG
           RECEIVED/FILED

   30 JUN '97           10:50 AM

RECORDED:  BOOK 97-34  PAGE  473

/s/
Documentation Clerk

                       STATE OF NEW JERSEY

COUNTY OF BERGEN                                    June 30, 1997

    Then came Pamela Marchant, who, being duly sworn, deposes and said that she is the Vice President of Finova Capital Corporation which is described herein and executed the within instrument, and that she knows the seal of the corporation, and that the seal is affixed and was so affixed to the within instrument by order of the BOARD of said corporation at whose order, she signed his name and acknowledged the within instrument to be the free act and deed of the said partnership.

                                  /s/ Helene Siskind
                                  Notary Public
                                  My commission expires:  1/7/98

                           EXHIBIT "A"

     DESCRIPTION OF COLLATERAL COVERED UNDER THE VESSEL CHATTEL
MORTGAGE.

     All furniture, fixtures and equipment which are located on the Vessel but which are not gaming equipment, whether now owned or hereafter acquired by Borrower together with all proceeds of and accessions and additions thereto of any of the foregoing wherever located.

     Specifically included as Collateral (without limitation) are the following: substitutions for and all replacements of, any and all of the foregoing, cash and non-cash, including insurance proceeds.

                            ATTACHMENT I

                            SHOWBOAT MARINA CASINO
                            PARTNERSHIP, an Indiana general
                            partnership

                            By: SHOWBOAT MARINA PARTNERSHIP
                                an Indiana general partnership

                                By:  SHOWBOAT INDIANA INVESTMENT
                                     LIMITED PARTNERSHIP, a
                                     Nevada
                                     limited partnership

                                By:  SHOWBOAT INDIANA, INC., a
                                     Nevada
                                     corporation, its general
                                     partner

                                By:  /s/ Joseph G. O'Brien, III
                                     Joseph G. O'Brien III,
                                     Treasurer

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